Filed with the Securities and Exchange Commission on February 28 1997

                                                         File No.   33-8120
                                                         File No.  811-4808

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.    _____         ___

     Post-Effective Amendment No.     12           X

                               and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.     14                          X

             The Rodney Square Multi-Manager Fund
    ------------------------------------------------------
      (Exact Name of Registrant as Specified in Charter)

Rodney Square North, 1100 North Market Street, Wilmington, DE  19890-0001
-------------------------------------------------------------  ----------
        (Address of Principal Executive Offices)               (Zip Code)

Registrant's Telephone Number, including Area Code:  (302) 651-8280
                                                     --------------
                      Carl M. Rizzo, Esq.
             Rodney Square Management Corporation
        Rodney Square North, 1100 North Market Street
                  Wilmington, DE  19890-0001
        ---------------------------------------------
           (Name and Address of Agent for Service)


It is proposed that this filing will become effective

       __  immediately upon filing pursuant to paragraph (b)

       __  on ______________ pursuant to paragraph (b)

       __  60 days after filing pursuant to paragraph (a)(1)

       X   on April 30, 1997 pursuant to paragraph (a)(1)

       __  75 days after filing pursuant to paragraph (a)(2)

       __  on ______________  pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       __ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has filed a declaration registering an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed the notice required by Rule 24f-2 for its fiscal year ended December 31, 1996 on or about February 28 1997.

                      CROSS-REFERENCE SHEET

              THE RODNEY SQUARE MULTI-MANAGER FUND

                   Items Required By Form N-1A

                       PART A - PROSPECTUS

ITEM NO.  ITEM CAPTION               PROSPECTUS CAPTION
--------  ------------               ------------------

  1.      Cover Page                 Cover Page

  2.      Synopsis                   Expense Table
                                     Questions and Answers about the
                                         Portfolios

  3.      Condensed Financial        Financial Highlights
             Information

  4.      General Description        Questions and Answers about the Portfolio
             of Registrant           Investment Objective and Policies
                                     Other Investment Practices
                                     Description of the Fund

  5.      Management of the          Questions and Answers about the
             Fund                        Portfolio
                                     Management of the Fund
                                     Management Agreements

  5A.     Management's Discussion    [Contained in the Fund's
             of Fund Performance     Annual Report, President's Letter]

  6.      Capital Stock and          Questions and Answers about the
             Other Securities            Portfolio
                                     Dividends Capital Gain Distributions
                                         and Taxes
                                     Description of the Fund

  7.      Purchase of Securities     Questions and Answers about the
             Being Offered               Portfolio
                                     How Net Asset Value is Determined
                                     Purchase of Shares
                                     Management of the Fund

  8.      Redemption or              Questions and Answers about the
             Repurchase                  Portfolio
                                     Shareholder Accounts
                                     Redemption of Shares
                                     Exchange of Shares

  9.      Pending Legal              Not Applicable
             Proceedings

                      CROSS-REFERENCE SHEET

              THE RODNEY SQUARE MULTI-MANAGER FUND

             Items Required By Form N-1A (continued)

          PART B - STATEMENT OF ADDITIONAL INFORMATION

                                     CAPTION IN STATEMENT OF
ITEM NO.  ITEM CAPTION               ADDITIONAL INFORMATION
--------  ------------               -----------------------

  10.     Cover Page                 Cover Page

  11.     Table of Contents          Table of Contents

  12.     General Information        Not Applicable
             and History

  13.     Investment Objectives      The Portfolio's Investment
             and Policies                Policies
                                     Investment Limitations
                                     Portfolio Transactions

  14.     Management of the          Trustees and Officers
             Registrant

  15.     Control Persons and        Trustees and Officers
             Principal Holders       Other Information
             of Securities

  16.      Investment Advisory       Rodney Square Management
             and Other Services          Corporation
                                     Wilmington Trust Company
                                     Investment Management Services
                                     Administration, Accounting and
                                         Distribution Agreements
                                         and Rule 12b-1 Plan
                                     Other Information

  17.      Brokerage Allocation      Portfolio Transactions

  18.      Capital Stock and         Description of the Fund
              Other Securities

  19.      Purchase, Redemption      Redemptions
              and Pricing of         Net Asset Value
              Securities Being
              Offered

  20.      Tax Status                Taxes

  21.      Underwriters              Administration, Accounting and
                                         Distribution Agreements
                                         and Rule 12b-1 Plan

  22.      Calculations of           Performance Information
              Performance Data

  23.      Financial Statements      Financial Statements

                  THE    RODNEY SQUARE
                         MULTI-MANAGER FUND
                         THE GROWTH PORTFOLIO

 The Growth Portfolio (the "Portfolio") is a diversified series of the Rodney Square Multi-Manager Fund (the "Fund"), an open-end investment company. The Portfolio seeks superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics.

 The Portfolio is supervised by Rodney Square Management Corporation ("RSMC" or the "Manager"), and is ordinarily managed by at least two different portfolio advisers having separate investment approaches. The goals of this multiple adviser technique are (1) to reduce the volatility of the Portfolio's net asset value through multiple investment approaches and (2) to achieve long-term performance that is superior to that which is likely to be achieved by any one portfolio adviser. There can be no assurance that the Portfolio will achieve its investment objective or that the expected advantages of the multiple adviser technique will be realized.

                         PROSPECTUS

                         MAY 1, 1997

 This Prospectus sets forth concisely information about the Fund that you should know before investing. Please read and retain this document for future reference. A Statement of Additional Information, dated May 1, 1997 containing additional information about the Fund has been filed with the Securities and Exchange Commission and, as amended or supplemented from time to time, is incorporated by reference herein. A copy of the Statement of Additional Information and the Fund's most recent Annual Report to Shareholders may be obtained, without charge, from certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with Rodney Square Distributors, Inc., by calling the number below, or by writing to Rodney Square Distributors, Inc. at the address noted on the back cover of this Prospectus. Rodney Square Distributors, Inc. is a wholly owned subsidiary of Wilmington Trust Company, a bank chartered in the state of Delaware.

------------------------------------------------------------------------
         FOR FURTHER INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT,
PLEASE CALL:
          *    NATIONWIDE.....................  (800) 336-9970
------------------------------------------------------------------------

 SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, WILMINGTON TRUST COMPANY, NOR ARE THE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLE
 SHAREHOLDER TRANSACTION COSTS*
 ------------------------------
 Maximum sales load on purchases of shares
   (as a percentage of public offering price)....    4.00%

 ANNUAL PORTFOLIO OPERATING EXPENSES
 -----------------------------------
 (as a percentage of average net assets)
 Management Fee..................................    1.00%
 12b-1 Fee**.....................................    0.02%
 Other Expenses..................................    0.41%

 Total Portfolio Operating Expenses..............    1.43%

 EXAMPLE***
 ----------
 You would pay the following expenses on a $1,000 investment in the Portfolio assuming (1) 5% annual return and (2) redemption at the end of each time period:

         ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
		 --------   -----------   ----------   ---------
            $54         $83          $115        $204

* Wilmington Trust Company and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. See "Purchase of Shares" for additional information concerning volume reductions, sales load waivers and reduced sales load purchase plans.
**Long-term  shareholders may pay more than the economic  equivalent  of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.
***     The  assumption in the Example of a 5% annual return is required by regulations of the Securities and Exchange Commission applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Portfolio's projected or actual performance. In the Example, it is assumed that the investor was subject to the maximum sales load (4.00%) on his or her $1,000 investment.


 The purpose of the preceding table is solely to assist shareholders and prospective investors in understanding the various expenses that investors in the Portfolio will bear directly or indirectly. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.


 THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES INCURRED AND RETURNS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

 The following table includes selected per share data and other performance information for the Portfolio throughout the following periods derived from the audited financial statements of the Fund. It should be read in conjunction with the Fund's financial statements and notes thereto, appearing in the Fund's Annual Report to Shareholders for the year ended December 31, 1996, which is included together with the auditor's unqualified report thereon as part of the Statement of Additional Information.

                                                                                                                FOR THE PERIOD
                                                                                                               FEBRUARY 26, 1987
                                                                                                                (COMMENCEMENT OF
                                                                                                                 OPERATIONS) TO
                                                            FOR THE YEARS ENDED DECEMBER 31,                      DECEMBER 31,
                                                            --------------------------------                      ------------
                                     1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
									 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE -
 BEGINNING OF PERIOD.............   $17.41   $15.14   $16.39   $15.56   $15.68   $11.59   $12.62   $10.05    $8.37   $10.00

INVESTMENT OPERATIONS:
 Net investment income (loss)*...    (0.15)   (0.10)   (0.03)   (0.03)    0.00     0.07     0.11     0.14     0.07     0.08
 Net realized and unrealized
  gain (loss) on investments.....     4.37     4.38    (0.02)    2.29     0.92     4.71    (1.01)    2.58     1.68    (1.65)

    Total from investment
     operations..................     4.22     4.28    (0.05)    2.26     0.92     4.78    (0.90)    2.72     1.75    (1.57)

DISTRIBUTIONS:
 From net investment income......     0.00     0.00     0.00     0.00     0.00    (0.07)   (0.12)   (0.15)   (0.07)   (0.06)
 From net realized gain on
  investments....................    (2.41)   (2.01)   (1.20)   (1.43)   (1.04)   (0.62)   (0.01)    0.00     0.00     0.00

    Total distributions..........    (2.41)   (2.01)   (1.20)   (1.43)   (1.04)   (0.69)   (0.13)   (0.15)   (0.07)   (0.06)


NET ASSET VALUE - END OF PERIOD..   $19.22   $17.41   $15.14   $16.39   $15.56   $15.68   $11.59   $12.62   $10.05    $8.37

TOTAL RETURN ***.................   24.25%   28.43%  (0.23)%   14.57%    5.95%   41.54%  (7.15)%   27.15%   20.94% (15.78)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses +......................    1.43%    1.43%    1.38%    1.42%    1.46%    1.50%    1.74%    1.75%    1.75%  1.75%**
 Net investment income (loss)....  (0.78)%  (0.53)%  (0.17)%  (0.18)%  (0.03)%    0.52%    0.94%    1.21%    0.77%  0.92%**
Portfolio turnover rate..........   34.84%   49.12%   37.05%   44.38%   37.79%   32.63%   38.18%   83.12%   57.55% 62.00%**
Average commission rate paid++...   $0.063       -        -        -        -        -        -        -        -        -
Net assets at end of period
 (000 omitted)...................  $76,174  $66,311  $65,267  $66,091  $60,852  $56,648  $40,709  $39,571  $28,845  $24,169


* The net investment income per share for the year ended December 31, 1996 was calculated using average shares outstanding.
**Annualized.
*** These  results do not include the sales charge.   If  the  sales
  charge  had  been  included, the returns would have been  lower.   The
  total return figure for the fiscal period ended December 31, 1987 has not been annualized.
+  Effective December 22, 1990, RSMC agreed to waive its fee or bear any
  expenses   (excluding   taxes,   extraordinary   expenses,   brokerage
  commissions and interest) that would cause the Portfolio's ratio of expenses to average daily net assets to exceed, on an annual basis,
  1.50%.   Prior to December 22, 1990, RSMC agreed to bear any  expenses that  would  cause the Portfolio's ratio of expenses to average  daily
  net  assets  to  exceed,  on an annual basis, 1.75%.   The  annualized
  expense ratio, had there been no reimbursement of expenses or fee waivers by RSMC, would have been 1.54%, 1.85%, 2.21% and 1.81% for the years ended December 31, 1991, 1989, 1988 and for the fiscal period ended December 31, 1987, respectively. For the years ended December 31, 1996, 1995, 1994, 1993, 1992 and 1990, no reimbursement or fee waiver was necessary.
++ Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

QUESTIONS AND ANSWERS ABOUT THE PORTFOLIO
 The information provided in this section is qualified in its entirety by reference to the more detailed information elsewhere in this Prospectus.

 WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?
     The Portfolio seeks superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics (See "Investment Objective and Policies"). For these purposes, "superior" long-term capital appreciation means that which exceeds the long-term capital appreciation from an investment in the securities comprising the Standard & Poor's 500 Composite Stock Price Index (assuming the reinvestment of dividends and capital gain distributions).

 WHAT ARE THE RISKS TO CONSIDER BEFORE INVESTING?
     Investment in the Portfolio represents an investment in securities with fluctuating market prices; thus, the net asset value of an investor's holdings will also fluctuate and, at the time of redemption, may be more or less than the purchase price. The Portfolio may invest in securities having above-average risk. The Portfolio may engage in certain options transactions. Such transactions may involve certain risks, increase costs and diminish investment performance. The Portfolio may also invest substantially in securities of companies with small market capitalization ("small cap companies"). Investing in securities of small cap companies entails greater market volatility and risk of adverse financial developments than is the case of securities of larger companies. (See "Other Investment Practices" and "Risk Factors").

 HOW CAN YOU BENEFIT BY INVESTING IN THE PORTFOLIO RATHER THAN BY
 INVESTING DIRECTLY IN THE SECURITIES IN WHICH IT INVESTS?
     Investing in the Portfolio offers several key benefits:

     FIRST: The Portfolio offers a way to keep money invested in a portfolio of securities professionally managed by at least two advisers applying different investment approaches to achieve the investment objective of the Portfolio and at the same time to maintain liquidity on a day-to-day basis. Of course, the proceeds to you upon redemption may be more or less than the cost of your shares. There are no minimum periods for investment, and no fees will be charged upon redemption.

     SECOND:  Investors in the Portfolio need not become  involved  with
   the   detailed   bookkeeping   and  operating   procedures   normally
   associated with direct investment in these securities.

 WHO IS THE FUND MANAGER?
     Rodney Square Management Corporation ("RSMC" or the "Manager"), a wholly owned subsidiary of Wilmington Trust Company ("WTC"), is the Fund Manager and has overall responsibility for the Portfolio's assets under management, provides overall investment strategies and programs for the Portfolio, recommends portfolio advisers, allocates assets among the portfolio advisers, monitors and evaluates portfolio advisers' performance and manages short-term investments for the Portfolio. (See "Management of the Fund").

 WHAT IS THE MULTIPLE ADVISER TECHNIQUE?
     The Portfolio's assets are managed ordinarily by at least two portfolio advisers, each of which has entered into an advisory agreement with the Manager and the Fund on behalf of the Portfolio. Each portfolio adviser makes specific investments for the Portfolio in accordance with the Portfolio's investment objective and policies and the portfolio adviser's investment approach and strategies.

     The primary objective of the multiple adviser structure is to reduce portfolio volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach may be successful in a bear (falling) market, while a different approach may be more successful in a bull (rising) market. The use of multiple investment approaches consistent with the investment objective and policies of the Portfolio is designed such that different but complementary investment approaches tend to mitigate the impact of a single portfolio adviser's performance in the market cycle during which such adviser's approach is less successful. Each portfolio adviser will pursue its approach independently of the other portfolio adviser. Because it is unlikely that both portfolio advisers will use the same investment approach at any given point in time, the impact of a portfolio adviser's relatively adverse results may be curtailed by the more successful results of the other portfolio adviser. Conversely, the successful results of a portfolio adviser will be diminished by less successful results of the other portfolio adviser.

     RSMC believes the use of multiple advisers enhances the Portfolio's potential to achieve relatively consistent and above-average investment performance, and through relatively consistent results, superior long-term capital appreciation can be achieved. Nevertheless, there can be no assurance that the expected advantages of the multiple adviser technique will be realized.

 WHO ARE THE PORTFOLIO ADVISERS?
     The portfolio advisers are:

            Frontier Capital Management Co., Inc.

               William Blair & Company L.L.C.

 WHAT IS THE MANAGEMENT FEE?
     The Manager is paid by the Fund a monthly management fee at an annual rate of 1.00% of the Portfolio's average daily net assets up to $200 million of Fund assets and 0.95% of its average daily net assets in excess of $200 million. Although the management fee is higher than the advisory fee paid by most investment companies, it is not necessarily higher than the fees charged by funds with investment objectives similar to that of the Portfolio that use multiple advisers. The Manager compensates the portfolio advisers out of its management fee. No portfolio adviser receives any direct compensation from the Fund or the Portfolio. (See "Management Agreements").

 WHO IS THE ADMINISTRATOR, TRANSFER AGENT AND ACCOUNTING AGENT?
     RSMC serves as the Administrator and Transfer Agent of the Fund and
   provides   accounting  services  for  the  Fund.   (See   "Management
   Agreements").

 WHO IS THE DISTRIBUTOR?
     Rodney  Square  Distributors, Inc. ("RSD"),  another  wholly  owned
   subsidiary  of  WTC,  serves  as  Distributor  of  the  Fund.    (See
   "Management Agreements.")

 HOW DO YOU PURCHASE SHARES IN THE PORTFOLIO?
     The Portfolio is designed as an investment vehicle for individual investors, trusts, corporations and other institutional investors. Shares may be purchased at their net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load equal to a maximum of 4.00% of the amount invested, subject to certain waivers and reductions. The minimum initial investment is $1,000, but additional investments may be made in any amount.

     Shares of the Portfolio are sold on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts or by clients of certain institutions such as banks or broker-dealers that have entered into servicing agreements ("Service Organizations") with RSD through their accounts with those Service Organizations. Service Organizations may receive payments from RSD that are reimbursed by the Portfolio under a Plan of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Shares may also be purchased by wire or by mail. (See "Purchase of Shares").

     The   Fund  and  RSD  reserve  the  right  to  reject  new  account applications and to close, by redemption, an account without a certified Social Security or other taxpayer identification number.

     Please call WTC, your Service Organization or the number listed below for further information about the Portfolio or for assistance in opening an account:

------------------------------------------------------------------------
         *    NATIONWIDE.....................  (800) 336-9970
------------------------------------------------------------------------

 HOW DO YOU REDEEM SHARES OF THE PORTFOLIO?
     If you purchased shares of the Portfolio through an account at WTC or a Service Organization, you may redeem all or any of your shares in accordance with the instructions pertaining to that account. Other shareholders may redeem any or all of their shares by telephone or by mail. There is no fee charged upon redemption. (See "Redemption of Shares").

 HOW ARE DIVIDENDS AND OTHER DISTRIBUTIONS PAID?
     Distributions of net investment income and net capital gain, if any, are made annually, shortly before or after the end of the Fund's fiscal year (December 31). Shareholders may elect to receive dividends and other distributions in cash by checking the appropriate boxes on the Application & New Account Registration form at the end of this Prospectus ("Application"). (See "Dividends, Capital Gain Distributions and Taxes").

 ARE EXCHANGE PRIVILEGES AVAILABLE?
     You may exchange all or a portion of your Portfolio shares for shares of any of the other funds in the Rodney Square complex that currently offer their shares to investors, subject to certain conditions. (See "Exchange of Shares").

INVESTMENT OBJECTIVE AND POLICIES
 The Portfolio's objective is to produce superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics. Under normal circumstances, at least 65% of the total assets of the Portfolio is invested in equity securities, including common stock, preferred stock and investment grade convertible securities (such as preferred stock and debt securities that are convertible into equity securities). "Investment grade" securities are those rated within the top four categories by a nationally recognized statistical rating organization or, if unrated, deemed by a portfolio adviser to be of comparable quality.

 In general, the portfolio advisers of the Portfolio emphasize investments in securities they believe demonstrate good growth or valuation characteristics, including prospects for increased earnings due to new products, new management, technological developments or market changes and other factors.

 With respect to not more than 35% of the Portfolio's total assets, the portfolio advisers may hold cash and invest in (i) debt securities that are rated in the top three categories by a nationally recognized statistical rating organization or, if unrated, are deemed by a portfolio adviser to be of comparable quality; and (ii) repurchase agreements involving such securities. For temporary defensive purposes or pending investment, the Portfolio may with respect to all or any portion of its total assets, hold cash or invest in high grade debt securities. Should the rating of a security be downgraded subsequent to the Portfolio's purchase of that security, the portfolio adviser will determine whether it is in the best interest of the Portfolio to retain that security.

 MULTIPLE ADVISER TECHNIQUE. The allocation of assets among the portfolio advisers is made by RSMC (See "Management of the Fund"). The portfolio advisers of the Portfolio utilize a growth-oriented investment philosophy, although each may look to different indications of growth or to different market sectors. A growth-oriented investment approach generally seeks superior results by investing in securities of companies with above average records or prospects for growth in revenues, profits, or other key factors. The methodologies of the portfolio advisers of the Portfolio may vary in the types of approaches and analytical factors that are utilized, including, among others, relative valuation techniques, fundamental company and industry characteristics, technical security and market characteristics, macroeconomic estimates and risk analysis. Because selections of securities are made independently by each portfolio adviser, it is possible that the securities held by one portfolio segment may also be held by other portfolio segments of the Portfolio. The decision to invest defensively is also made independently by each portfolio adviser and may result in the Portfolio, as a whole, being defensively invested. There can be no assurance, of course, that the investment objective of the Portfolio will be achieved.

OTHER INVESTMENT PRACTICES
 As   described   in  more  detail  in  the  Statement   of   Additional
Information, the Portfolio may engage in the following investment practices:

 OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Portfolio may purchase call options on securities that a portfolio adviser intends to include in the Portfolio in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolio may purchase put options to hedge against a decline in the market value of securities held in the Portfolio or in an attempt to enhance return. The Portfolio may write (sell) put and covered call options on securities in which it is authorized to invest. The Portfolio may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security.

 U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in U.S. Government obligations, including direct obligations of the U.S. Government (such as Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government or independent federal organizations supervised by Congress. Although not all obligations of agencies and instrumentalities are direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from obligations supported by the full faith and credit of the United States (for example, securities issued by the Government National Mortgage Association) to obligations that are supported solely or primarily by the creditworthiness of the issuer (for example, securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

 ILLIQUID SECURITIES. Under the Fund's investment limitations, the Portfolio may not invest more than 15% of its net assets in securities that are considered illiquid. For purposes of these limitations, repurchase agreements maturing in more than seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale ("restricted securities") or the absence of a readily available market, are considered illiquid securities. Securities that are considered restricted securities by virtue of legal or contractual restrictions on their resale but that are actively traded in the institutional market are not subject to the 15% limit. The Portfolio may not, however, invest more than 10% of its total assets in restricted equity securities that do not have a readily available market.

 REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to any security in which it is authorized to invest. A repurchase agreement is a transaction in which the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to that bank or dealer at an agreed upon price, date and market rate of interest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Fund to limit repurchase transactions to primary dealers in U.S. Government obligations and to banks whose creditworthiness has been reviewed and found satisfactory by RSMC. Repurchase agreements maturing in more than seven days are considered to be illiquid for the purposes of the Fund's investment limitations.

 MORTGAGE PASS-THROUGH CERTIFICATES. The debt securities in which the Portfolio may invest include mortgage pass-through certificates. Such certificates represent interests in pools of mortgage loans and provide for the "pass-through" of monthly payments by the mortgagors net of service fees. Prepayments of the mortgages included in the underlying mortgage pool may adversely impact the yield of the mortgage pass-through certificates and may also result in more rapid prepayment of principal than the stated maturity of the certificates would indicate.

 PORTFOLIO TURNOVER. The frequency of portfolio transactions and the Portfolio's turnover rate will vary from year to year depending on market conditions. Because a higher portfolio turnover rate increases transaction costs and may have tax consequences, the portfolio advisers carefully evaluate market conditions against these consequences. (See "Dividends, Capital Gain Distributions and Taxes").

 OTHER INFORMATION. The Portfolio may acquire securities on a when-issued basis, provided that its outstanding commitments to buy such securities do not exceed 5% of its net assets at any time. The Portfolio may also borrow money for temporary or emergency purposes in an amount not in excess of 5% of the Portfolio's total assets.

 The policies set forth above are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval. In addition to its non-fundamental policies, the Portfolio is subject to certain fundamental investment restrictions, that, like the Portfolio's investment objective, may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. The Portfolio is also subject to certain other non-fundamental investment restrictions that are described in the Statement of Additional Information.

RISK FACTORS
 The growth oriented nature of certain of the portfolio's investments may lead to long holding periods for many portfolio investments; such investments, during a declining market cycle, may lead to above average price volatility in the securities of the Portfolio and consequently in the Portfolio's net asset value per share.

 SMALL CAP COMPANIES. The Portfolio may invest substantially in securities of small cap companies. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

 DEBT SECURITIES. The Portfolio's investment in debt securities will be subject to credit risk and the inverse relationship between market prices and interest rates; that is, when interest rates rise, the prices of such securities tend to go down and, conversely, when interest rates fall, the prices of such securities tend to rise.

 The Portfolio may invest in convertible securities that are rated, at the time of purchase, in the four highest rating categories by a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services or, if unrated, deemed by a portfolio adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Moreover, ratings may change after a security is purchased. Moody's considers securities in the fourth highest rating category (Baa) to have speculative characteristics. Such securities tend to have higher yields, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case for more highly rated securities.

 OPTIONS. The use of options involves certain investment risks and transaction costs. These risks include: dependence on the portfolio adviser's ability to predict movements in the prices of individual securities, fluctuations in the securities markets in general and movements in interest rates; imperfect correlation between movements in the price of options and movements in the price of the security or securities hedged or used for cover; the fact that skills and techniques needed to trade options are different from those needed to select the securities in which the Portfolio invests; lack of assurance that a liquid secondary market will exist for any particular option at any particular time; and the possible need to defer closing out certain options in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). (See "The Portfolio's Investment Policies" and "Taxes" in the Statement of Additional Information).

 AMERICAN DEPOSITORY RECEIPTS. The Portfolio may invest in foreign securities by purchasing American Depository Receipts ("ADR's"). ADR's are denominated in U.S. dollars and are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying security. Securities of foreign issuers are subject to the same risks that pertain to securities of domestic issuers, notably credit risk, market risk and liquidity risk. Additionally, securities of foreign issuers may be subject to certain additional risks, including adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, interest limitations, currency controls, foreign withholding taxes and expropriation or nationalization of foreign issuers and their assets. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic issuers.

PURCHASE OF SHARES
 HOW TO PURCHASE SHARES. Portfolio shares are sold on a continuous basis by RSD. Shares may be purchased directly from RSD, by clients of WTC through their trust accounts, or by clients of Service Organizations through their Service Organization accounts. WTC and Service Organizations may charge their clients a fee for providing administrative or other services in connection with investments in Portfolio shares. A trust account at WTC includes any account for which the account records are maintained on the trust system at WTC. Persons wishing to purchase Portfolio shares through their accounts at WTC or a Service Organization should contact that entity directly for appropriate instructions. Other investors may purchase Portfolio shares by mail or by wire as specified below.

 BY MAIL. You may purchase shares by sending a check drawn on a U.S. bank payable to The Rodney Square Multi-Manager Fund, along with a completed Application, to The Rodney Square Multi-Manager Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to The Rodney Square Multi-Manager Fund, c/o Rodney Square Management Corporation, 1105 N. Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled, and you will be responsible for any losses or fees incurred in that transaction.

 BY WIRE. You may purchase shares by wiring federal funds. To advise the Fund of the wire and, if making an initial purchase, to obtain an account number, you must telephone RSMC at (800) 336-9970. Once you have an account number, instruct your bank to wire federal funds to RSMC, c/o Wilmington Trust Company, Wilmington, DE-ABA# 0311-0009-2, attention: The Rodney Square Multi-Manager Fund, DDA# 2610-605-2, further credit-your account number, and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to RSMC at the address above under "By Mail."

 INDIVIDUAL RETIREMENT ACCOUNTS. Portfolio shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an Application for an IRA and a brochure describing a Portfolio IRA, call RSMC at (800) 336-9970. WTC makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, WTC receives an annual fee of $10.00 per account, which fee is paid directly to WTC by the IRA shareholder. If the fee is not paid by the date due, Portfolio shares owned by the IRA will be redeemed automatically for purposes of making the payment.

 AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Portfolio shares through an Automatic Investment Plan. Under the Plan, RSMC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service may also not be available for Service Organization clients who are provided similar services by those organizations.

 ADDITIONAL PURCHASE INFORMATION. The minimum initial investment is $1,000, but subsequent investments may be made in any amount. WTC and Service Organizations may impose additional minimum customer account and other requirements in addition to this minimum initial investment requirement. The Fund and RSD each reserve the right to reject any purchase order and may suspend the offering of shares of the Portfolio for a period of time.

 Purchase orders received by RSMC and accepted by RSD before the close of regular trading on the Exchange on any Business Day of the Fund will be priced at the net asset value per share that is determined as of the close of regular trading on the Exchange. (See "How Net Asset Value is Determined"). Purchase orders received by RSMC and accepted by RSD after the close of regular trading on the Exchange will be priced as of the close of regular trading on the Exchange on the following Business Day of the Fund. A "Business Day" of the Fund is any day on which the Exchange, RSMC and the Philadelphia branch office of the Federal Reserve are open for business. The following are not Business Days of the Fund:
New  Year's  Day,  Martin Luther King, Jr. Day,  Presidents'  Day,  Good
Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

 It is the responsibility of WTC, or the Service Organization involved, to transmit orders for the purchase of shares by its customers to RSMC and to deliver required funds on a timely basis, in accordance with the procedures stated above.

 OFFERING PRICE. Shares of the Portfolio are offered at its net asset value next determined after a purchase order is received by RSMC and accepted by RSD, plus a sales load which, unless shares were purchased under one of the reduced sales load plans described as follows, will vary with the size of the purchase as shown following:

 SALES LOAD SCHEDULE

                                                           DISCOUNT TO SERVICE
                          SALES LOAD AS A PERCENTAGE OF     ORGANIZATIONS AS A
                          OFFERING   NET AMOUNT INVESTED      PERCENTAGE OF
  AMOUNT OF PURCHASE       PRICE      (NET ASSET VALUE)       OFFERING PRICE
  ------------------       -----      -----------------       --------------

   Up to      $24,999       4.00%            4.17%                3.50%
  $25,000  -  $49,999       3.50             3.63                 3.05
  $50,000  -  $99,999       3.00             3.09                 2.60
  $100,000 -  $249,999      2.50             2.56                 2.15
  $250,000 -  $499,999      2.00             2.04                 1.70
  $500,000 -  $999,999      1.00             1.01                 0.80
  $1,000,000 and over       0.00             0.00                 0.00

 REDUCED SALES LOAD PLANS. Shares may be purchased at reduced charges through two reduced sales load plans: (1) a right of accumulation that permits a purchase of Portfolio shares to be aggregated with shares of other funds in the Rodney Square complex on which the shareholder has already paid a sales load, that are held in the purchaser's account or in related accounts; and (2) a Letter of Intent ("LOI") that permits a purchase of Portfolio shares to be aggregated with future purchases of Portfolio shares, as well as with shares of the other Rodney Square funds that are subject to a sales load, within a thirteen-month period.

 The right of accumulation results in a reduced sales load because the sales load is applied to the total dollar amount of Portfolio shares being purchased, plus an amount equal to the current net asset value of shares of the Portfolio and shares of other Rodney Square funds on which a sales load has already been paid that are held in the purchaser's and related accounts at the time of purchase. Related accounts include other individual accounts, joint accounts, spouse's accounts and accounts for children who are under the age of 21 (but only if the purchaser serves as a guardian, trustee or custodian for the account under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and/or living at the same residence).

 The LOI program also results in a reduced sales load because purchases of shares of the Portfolio and other Rodney Square funds that are subject to a sales load made within a thirteen-month period, starting with the first purchase made pursuant to the LOI, are aggregated for purposes of calculating the sales load applicable to each purchase. In order to qualify under a LOI, purchases must be made in the same account; purchases made for related accounts may not be aggregated. The minimum investment under a LOI is $25,000. The LOI is not a binding obligation to purchase any amount of shares, but its execution, if fulfilled, will result in the shareholder paying a reduced sales load for the total anticipated amount of the purchase.

 The LOI is included as part of the Application at the end of this Prospectus. Investors should submit a completed LOI to the Rodney Square Multi-Manager Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase not originally made pursuant to a LOI may be included under a LOI executed within 90 days of that purchase, if the purchaser informs RSMC in writing of this intent within the 90-day period. This prior purchase will count toward fulfillment of the LOI; however, the sales load on any previous purchase will not be adjusted downward.

 If the total amount of shares purchased does not equal the amount stated in the LOI by the end of the eleventh month, the investor will be notified in writing by RSMC of the amount purchased to date, the amount required to complete the LOI and the expiration date. Also, at this time the investor will be notified of the actions to be taken by RSMC if the LOI expires unfulfilled. Shares having a value equal to 5% of the total amount to be purchased over the thirteen-month period will be held in escrow during that period. If the total amount of shares purchased by the expiration date does not equal the amount stated in the LOI, RSMC will reduce shares held in escrow by the difference between the sales load on the shares purchased at the reduced rate and the sales load applicable to the shares as actually purchased, and the balance of the shares then will be released from the escrow.

 SALES LOAD WAIVERS. Shares of the Portfolio may be purchased at net asset value by "those entitled to a Sales Load Waiver" which is defined as those employees, retirees, and their immediate family (spouses and their children under 21 years of age), officers and trustees/directors of the Fund or of WTC and its affiliates, any account at WTC for which account records are maintained on WTC's computerized trust system, employees of Service Organizations and clients of Service Organizations which have entered into a special Service Organization agreement with RSD, the terms of which provide that no sales load will be charged. Portfolio shares may also be purchased at net asset value, without a sales load, by reinvesting dividends and capital gain distributions.

SHAREHOLDER ACCOUNTS
 RSMC, as Transfer Agent, maintains for each shareholder an account expressed in terms of full and fractional shares of the Portfolio rounded to the nearest 1/1000th of a share.

 In the interest of economy and convenience, the Fund does not issue share certificates. Each shareholder is sent a statement at least quarterly showing all purchases in or redemptions from the shareholder's account. The statement also sets forth the balance of shares held in the account.

 Due to the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to close any account with a current value of less than $500 by redeeming all shares in the account and transferring the proceeds to the shareholder. Shareholders will be notified if their account value is less than $500 and will be allowed 60 days in which to increase their account balance to $500 or more to prevent the account from being closed. Reductions in value that result solely from market activity will not trigger an involuntary redemption.

REDEMPTION OF SHARES
 Shareholders may redeem their shares by mail or by telephone as described below. If you purchased your shares through an account at WTC or a Service Organization, you may redeem all or part of your shares in accordance with the instructions pertaining to that account. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions. Redemption requests should be accompanied by the Fund's name and your account number.

 BY MAIL. Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an eligible institution acceptable to the Fund's Transfer Agent, such as a bank, broker, dealer, municipal securities dealer, government securities
dealer,   credit   union,  national  securities   exchange,   registered
securities association, clearing agency, or savings association ("eligible institution") to: The Rodney Square Multi-Manager Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A redemption order sent by overnight mail should be sent to The Rodney Square Multi-Manager Fund, c/o Rodney Square Management Corporation, 1105 N. Market Street, Wilmington, DE 19801. The instructions should indicate the Portfolio account number and the name of the person in whose name the account is registered. A signature and a signature guarantee are required for each person in whose name the account is registered.

 BY TELEPHONE. Shareholders who prefer to redeem their shares by telephone must elect to do so by applying in writing for telephone redemption privileges by completing an Application for Telephone Redemptions (included at the end of this Prospectus), which describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made. When redeeming by telephone, you must indicate your name, the Fund's name, the Portfolio's name, the Portfolio account number, the number of shares or dollar amount you wish to redeem and certain other information necessary to identify you as the shareholder. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and, if such procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach RSMC by telephone, you may make a redemption request by mail.

 ADDITIONAL REDEMPTION INFORMATION. You may redeem all or any part of the value of your account on any Business Day of the Fund. Redemptions are effected at the net asset value per share next calculated after RSMC has received your redemption request. (See "How Net Asset Value Is Determined.") The Fund imposes no fee when shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis.

 Amounts redeemed are normally mailed or wired on the next Business Day of the Fund after receipt and acceptance of redemption instructions (if received by RSMC before the close of regular trading on the Exchange), but in no event later than 7 days following such receipt and acceptance. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

 Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Alternatively, proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for a minimum of 60 days. In order to authorize the Fund to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

 For more information on redemptions, contact RSMC or, if your shares are held in an account with WTC or a Service Organization, contact WTC or the Service Organization.

 REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Portfolio shares have a one-time privilege to reinstate their account without a sales load up to the dollar amount redeemed by purchasing shares within 30 days of the redemption. Shareholders must indicate in writing that they are exercising this privilege and provide evidence of the redemption date and the amount of redemption proceeds. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds.

 SYSTEMATIC WITHDRAWAL PLAN. Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box of the Application at the end of this Prospectus or call RSMC at (800) 336-9970. Under the Plan, shareholders may automatically redeem a portion of their Portfolio shares monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Portfolio shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporary purchases and redemptions may result in adverse  tax  consequences and may cause you to  pay  a  sales  load  on amounts withdrawn shortly thereafter. This service is generally not available for WTC trust account clients, since a similar service is provided through WTC. This service may also not be available for Service Organization clients who are provided a similar service by those organizations.

EXCHANGE OF SHARES
 EXCHANGES AMONG THE RODNEY SQUARE FUNDS. You may exchange all or a portion of your Portfolio shares for shares of the other funds in the Rodney Square complex that currently offer their shares to investors. The other Rodney Square funds are:

 THE RODNEY SQUARE FUND, each portfolio of which seeks a high level of current income consistent with the preservation of capital and liquidity by investing in money market instruments pursuant to its investment practices. Its portfolios are:

     U.S.   GOVERNMENT  PORTFOLIO,  which  invests  in  U.S.  Government obligations and repurchase agreements involving such obligations.

     MONEY MARKET PORTFOLIO, which invests in obligations of major banks, prime commercial paper and corporate obligations, U.S. Government obligations, high quality municipal securities and repurchase agreements involving U.S. Government obligations.

 THE RODNEY SQUARE TAX-EXEMPT FUND, which seeks as high a level of interest income, exempt from federal income tax, as is consistent with a portfolio of high quality, short-term municipal obligations, selected on the basis of liquidity and stability of principal.

 THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND, consisting of the following portfolios:

     THE RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO, which seeks high total return, consistent with high current income, by investing principally in various types of investment grade fixed-income securities.

     THE RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO, which seeks a high level of income exempt from federal income tax consistent with the preservation of capital.

 A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by RSMC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time or as next determined thereafter, plus the applicable sales load, if any. The net asset values per share of the Rodney Square Fund portfolios and the Tax-Exempt Fund are determined at 12:00 noon, Eastern time, on each Business Day. The net asset values per share of the Portfolio and the Strategic Fixed-Income Fund portfolios are determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time), on each Business Day.

 A sales load will apply to exchanges into the Portfolio from either of the Rodney Square Fund portfolios or the Tax-Exempt Fund, except that no sales load will be charged if the exchanged shares were acquired by a previous exchange and are shares on which a sales load was paid or which represent reinvested dividends and other distributions on such shares. In addition, shares of the Rodney Square Fund portfolios or the Tax-Exempt Fund may be exchanged for shares of the Portfolio without a sales load by those entitled to a Sales Load Waiver. A sales load will not apply to any other exchanges into the Portfolio or from the Portfolio. Shares of the Strategic Fixed-Income Fund portfolio must be held at least 90 days before they can be exchanged for shares of the Portfolio without an additional sales load, unless the shares to be exchanged represent reinvested dividends and other distributions or the shareholder of the Strategic Fixed-Income Fund portfolios' shares is entitled to a Sales Load Waiver.

 Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio. An exchange may not be made if the exchange would leave a balance in a shareholder's Portfolio account of less than $500.

 To obtain prospectuses of the other Rodney Square funds contact RSD. To obtain more information about exchanges or to place exchange orders, contact RSMC or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Fund reserves the right to terminate or modify the exchange offer described here and will give shareholders 60 days' notice of such termination or modification as required by Securities and Exchange Commission (the "SEC") rules. This exchange offer is valid only in those jurisdictions where the sale of the Rodney Square fund shares to be acquired through such exchange may be legally made.

HOW NET ASSET VALUE IS DETERMINED
 RSMC determines the net asset value and offering price per share of the Portfolio as of the close of regular trading on the Exchange on each Business Day of the Fund. The net asset value per share of the Portfolio is calculated by dividing the total current market value of all of the Portfolio's assets, less its liabilities, by the total number of the Portfolio's shares outstanding. If any securities do not have a readily available current market value, they will be valued in good faith by or under the direction of the Fund's Board of Trustees.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES
 DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends from the net investment income earned by the Portfolio are paid to its shareholders annually. Distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss) realized by the Portfolio, after deducting any available capital loss carryovers, are paid to the Portfolio's shareholders annually shortly before or after the end of the Fund's fiscal year (December 31). An additional distribution may be made each year if necessary to avoid the payment of an excise tax. Each dividend is payable to shareholders who redeem, but not to shareholders who purchase, shares of the Portfolio on the ex-dividend date. Dividends and capital gain distributions paid by the Portfolio are automatically reinvested in additional shares of the Portfolio by WTC and its agents on the payment date at the net asset value on the ex-dividend date, unless the shareholder elects on the Application to receive them in cash, in the form of a check.

 TAXES. The Portfolio intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on the portion of its investment company taxable income (generally consisting of net investment income plus net short-term capital gain) and net capital gain that is distributed to its shareholders.

 Dividends from the Portfolio's taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Distributions derived from the Portfolio's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, are taxable to its shareholders as long-term capital gain, regardless of the length of time they have held their shares. Shortly after the end of each calendar year, the Portfolio notifies its shareholders of the amounts of dividends and capital gain distributions paid (or deemed paid) during that year.

 The Portfolio is required to withhold 31% of dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Portfolio with a certified taxpayer identification number. The Portfolio also is required to withhold 31% of all dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. In connection with this withholding requirement, each investor must certify on the Application that the Social Security or other taxpayer identification number provided thereon is correct and that the investor is not otherwise subject to backup withholding.

 A redemption of Portfolio shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid). Similar tax consequences generally will result from an exchange of shares of the Portfolio for shares of any other fund in the Rodney Square complex. (See "Exchange of Shares").

 The foregoing is only a summary of some important federal income tax considerations generally affecting the Portfolio and its shareholders; a further discussion appears in the Statement of Additional Information. In addition to these considerations, which are applicable to any investment in the Portfolio, there may be other federal, state or local tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers with respect to the effects of an investment on their own tax situations.

PERFORMANCE INFORMATION
 From time to time, quotations of the Portfolio's average annual total return ("Standardized Return") may be included in advertisements, sales
literature  or  shareholder  reports.   Standardized  Return  will  show
percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000, net of the Portfolio's maximum 4.00% sales load, assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a ten-year period has not yet elapsed, data will be provided as of the end of
a   shorter   period  corresponding  to  the  life  of  the   Portfolio.
Standardized  Return  assumes  that  all  dividends  and  capital   gain
distributions are reinvested in additional shares of the Portfolio.

 In addition, the Portfolio may advertise other total return performance data ("Non-Standardized Return"). Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted and may or may not reflect the effects of the Portfolio's maximum 4.00% sales load; where not included, the inclusion of the sales load would reduce the advertised Non-Standardized Return. Non-Standardized Return may consist of a cumulative percentage rate of return, an average annual percentage rate of return, actual year-by-year rates or any combination thereof.

 The Portfolio's Return (Standardized and Non-Standardized) is increased to the extent that RSMC has waived all or a portion of its advisory fee, or reimbursed all or a portion of the Portfolio's operating expenses. Returns (Standardized and Non-Standardized) are based on historical performance of the Portfolio, show the performance of a hypothetical investment and are not intended to indicate future performance.

MANAGEMENT OF THE FUND
 The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.

 MANAGER AND ADMINISTRATOR OF THE FUND. RSMC, the Fund's Manager and Administrator and a wholly owned subsidiary of WTC, which in turn is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, was organized in 1981. RSMC has overall responsibility for assets under management, provides overall investment strategies and programs for the Portfolio, recommends portfolio advisers, allocates assets among the advisers, monitors and evaluates portfolio advisers' performance and manages short-term investments for the Portfolio. In evaluating possible portfolio advisers and monitoring and evaluating the investment performance of the portfolio advisers, RSMC may seek advice from one or more consultants. The Portfolio's assets are managed by portfolio advisers who enter into advisory agreements with RSMC and the Fund on behalf of the Portfolio. (See "Management Agreements").

 As Administrator, RSMC supplies office facilities, non investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. RSMC also prepares reports to shareholders of the Portfolio and proxy statements, updates prospectuses, and makes filings with the SEC and state securities authorities. RSMC also determines the amount of dividends and other distributions payable to shareholders, prepares financial statements and footnotes and supervises the preparation of federal and state tax returns.

 RSMC also serves as Fund Manager and Administrator to the Rodney Square Fund portfolios and the Tax-Exempt Fund, serves as Administrator to the Strategic Fixed-Income Fund portfolios and provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of December 31, 1996, the aggregate assets of the three investment companies managed by RSMC totaled approximately $1.6 billion. RSMC also serves as Sub-Investment Adviser to one portfolio of the Emerald Funds, which portfolio assets totaled approximately $99.4 million as of December 31, 1996.

 Martin L. Klopping, President of RSMC, has been responsible for monitoring the day-to-day activity of the portfolio advisers since February 26, 1987, the commencement of operations of the Portfolio. Mr. Klopping has served as President of RSMC for the past twelve years.

 PORTFOLIO ADVISERS. Each portfolio adviser makes specific portfolio investments for that segment of the assets of the Portfolio under its management in accordance with the Portfolio's investment objective and policies and the portfolio adviser's investment approach and strategies. A portfolio adviser may direct Portfolio transactions to a brokerage affiliate of another portfolio adviser. The portfolio advisers of the Portfolio are listed and described below.

 Selection and retention criteria for portfolio advisers include (1) their historical performance records; (2) an investment approach that is distinct in relation to the approaches of each of the Portfolio's other portfolio advisers; (3) consistent performance in the context of the markets and preservation of capital in declining markets; (4) organizational stability and reputation; (5) the quality and depth of investment personnel; and (6) the ability of the portfolio adviser to apply its approach consistently. Each portfolio adviser will not necessarily exhibit all of the criteria to the same degree. Portfolio advisers are paid by RSMC (not the Fund).

 The portfolio advisers are as follows:

 FRONTIER CAPITAL MANAGEMENT CO., INC.
 99 Summer Street
 Boston, Massachusetts  02110

 Frontier Capital Management Co., Inc. ("Frontier") seeks to identify industry sectors likely to achieve significantly above average rates of growth over a two- to three-year time period. All investments are subjected to intensive internal research and monitoring. Portfolios generally are broadly diversified. Companies are selected on the basis of relative earnings growth criteria. Frontier began operations in 1981. The professional staff own 86% of the firm's stock, including controlling interests held by J. David Wimberly and Thomas W. Duncan, with the remainder owned by private investors. The firm had approximately $2.2 billion of assets under management as of December 31, 1995. The firm also advises certain of WTC's collective investment funds. Thomas W. Duncan, President of Frontier, has the day-to-day responsibility for the management of that portion of the Portfolio's assets under Frontier's control. Mr. Duncan has been a portfolio manager for the Fund since February 26, 1987.

 WILLIAM BLAIR & COMPANY L.L.C.
 222 West Adams Street
 Chicago, Illinois 60606

 William Blair & Company ("Blair") invests in companies that represent highly profitable, enduring business franchises, capable of achieving consistent, above-average earnings growth. The investment in growth companies ranges from emerging companies to large corporations. For over 25 years, the firm has internally researched scores of mid-sized growth companies and believes it knows the management, profitability characteristics, business franchise and growth prospects of these companies. The firm attempts to assess the long-term fundamentals of such companies and invests in them when they are judged to be attractively priced. Blair, founded in 1935, is a financial services firm with over 100 principals, all of whom are active in the business. Blair's investment management group acts as adviser to over 500 clients and had over $6 billion under discretionary management as of December 31, 1995. Blair also serves as investment adviser to William Blair Mutual Funds, Inc., a registered investment company. John P. Nicholas has served as the portfolio manager for that portion of the Portfolio's assets under Blair's management since December 2, 1989. Mr. Nicholas has acted as a portfolio manager for eleven years and has been employed by Blair for over 24 years.

MANAGEMENT AGREEMENTS
 FUND MANAGEMENT, ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENTS. The Fund Management Agreement provides that RSMC will, subject to supervision by the Board of Trustees, manage the investment of the assets of the Portfolio in accordance with the investment objective and policies of the Portfolio and any directions which the Fund's Trustees may issue to RSMC from time to time. For its services to the Fund, RSMC receives an annual fee equal to 1.00% of the average daily net assets of the Fund up to $200 million and 0.95% of the Fund's average daily net assets in excess of $200 million. This fee is higher than that charged to many funds which invest primarily in equity securities but not necessarily higher than the fees charged to funds with investment objectives similar to that of the Portfolio which use multiple advisers.

 RSMC  serves  as  Administrator  of  the  Portfolio,  pursuant  to   an
Administration Agreement with the Fund. For the provision of administrative and operational services and facilities, RSMC receives a monthly fee from the Fund at an annual rate of 0.09% of the Portfolio's average daily net assets. As Accounting Agent, RSMC determines the net asset value per share of the Portfolio and provides accounting services to the Portfolio pursuant to an Accounting Services Agreement with the Fund on behalf of the Portfolio. For the provision of the accounting services, RSMC receives from the Fund an annual fee of $45,000 plus an amount equal to 0.02% of the average daily net assets of the Portfolio in excess of $100 million. RSMC also serves as Transfer Agent and Dividend Paying Agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolio. Pursuant to such Agreement, the Fund pays RSMC $7 per account per year with respect to the Portfolio, plus various other transaction fees, subject to a minimum fee of $1,000 per month, plus out-of-pocket expenses.

 ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement among each portfolio adviser, RSMC and the Fund, and on behalf of the Portfolio, the portfolio adviser determines what securities should be purchased, held or sold for its segment of the Portfolio. The portfolio adviser also selects brokers or dealers to execute portfolio transactions. Each Advisory Agreement provides for the monthly payment to the portfolio adviser by RSMC (not the Fund) of a fee at the approximate annual rate of 0.5% of the average daily net assets under the portfolio adviser's management.

 CUSTODIAN. WTC serves as Custodian of the Fund. For its custody services, the Fund pays WTC an annual fee based upon the average net assets of the Portfolio as follows: $0.25 per $1,000 on the first $50 million, $0.20 per $1,000 on the next $50 million, and $0.15 per $1,000 over $100 million, plus, $15 per purchase, sale or maturity of a portfolio security. The custodian fee is subject to a minimum charge of $1,000 per month, exclusive of any transaction charges.

 DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN. Pursuant to a Distribution Agreement with the Fund, and on behalf of the Portfolio, RSD manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers and other financial institutions to sell shares of the Portfolio and directly, or through its affiliates, provides investor support services.

 Under a Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), the Fund may reimburse RSD for distribution expenses incurred in connection with the distribution efforts described above. The 12b-1 Plan provides that RSD may be reimbursed for amounts paid and expenses incurred for distribution activities encompassed by Rule 12b-1, such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses, and distribution and shareholder servicing activities of broker/dealers and other financial institutions. The Board of Trustees has authorized annual payments of up to 0.25% of the Portfolio's average net assets to reimburse RSD for making payments to certain Service Organizations who have sold Portfolio shares and for other distribution expenses.

 BANKING LAWS. Banking laws restrict deposit-taking institutions and certain of their affiliates from underwriting or distributing securities. WTC believes, and counsel to WTC has advised the Fund that WTC and its affiliates may perform the services contemplated by their respective Agreements with the Fund without violation of applicable banking laws or regulations. If WTC or its affiliates were prohibited from performing these services, it is expected that the Board of Trustees would consider entering into agreements with other entities. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be expected to be permitted to remain Portfolio shareholders and alternative means for servicing such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DESCRIPTION OF THE FUND
 The Fund is an open-end, management investment company established as a Massachusetts business trust on August 19, 1986 by a Declaration of Trust.

 The  Fund's  capital  consists  of an unlimited  number  of  shares  of beneficial interest. The Trustees are empowered by the Declaration of Trust and the Bylaws to establish additional portfolios, although they have no present intention of doing so. Shares of the Portfolio entitle their holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. As of January 31, 1997, WTC owned by virtue of shared or sole voting or investment power on behalf of its underlying customer accounts 75.0% of the shares of the Portfolio and may be deemed to be a controlling person of the Portfolio under the 1940 Act.

 The Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing
Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record owning no less than two-thirds of the outstanding shares of the Fund may remove a Trustee by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

[GRAPHIC]

the Rodney Square
Multi-Manager Fund

APPLICATION & NEW ACCOUNT REGISTRATION
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INSTRUCTIONS:                         RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR        THE RODNEY SQUARE MULTI-MANAGER FUND
ASSISTANCE IN COMPLETING THIS         C/O RODNEY SQUARE MANAGEMENT CORPORATION
FORM CALL (800) 336-9970              P.O. BOX 8987
                                      WILMINGTON, DE  19899-9752
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PORTFOLIO SELECTION ($1,000 MINIMUM)

    __ GROWTH PORTFOLIO               $ _______________
       TOTAL AMOUNT TO BE INVESTED    $ _______________

_____ By check. (Make payable to "The Rodney Square Multi-Manager Fund")
_____ By wire. Call 1-800-336-9970 for Instructions.
      Bank from which funds will be wired _______________ wire date ___________
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ACCOUNT REGISTRATION - JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR,
USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1. Individual ______________  __  _____________     ____________________
                First Name    MI    Last Name       Customer Tax ID No.*
2. Joint Tenancy** ______________  __  _____________     ____________________
                     First Name    MI    Last Name       Customer Tax ID No.*
3. Gifts to Minors*** _________________  ____________________ under the _____
                         Minor's Name    Customer Tax ID NO.*           State
4. Other Registration __________________________________ ____________________
                                                         Customer Tax ID No.*
5. If Trust, Date of Trust Instrument: ______________________________________
6. _____________________________________
            Your Occupation
7. ___________________________________  _____________________________________
            Employer's Name                       Employer's Address

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed;
  (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.
** "Joint Tenants with Rights of Survivorship" unless otherwise specified.
*** Regulated by the state's Uniform Gift/Transfers to Minors Act.
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ADDRESS OF RECORD

  __________________________________________________________________________
                   Street
  __________________________________________________________________________
                    City                  State              Zip Code
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
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DISTRIBUTION OPTIONS - IF THESE BOXES ARE NOT CHECKED, ALL DISTRIBUTIONS WILL
                       BE INVESTED IN ADDITIONAL SHARES.

                                                 Pay Cash for:
                                Income Dividends               Other
GROWTH PORTFOLIO                     _____                     _____
GROWTH AND INCOME PORTFOLIO          _____                     _____
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CHECK ANY OF THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION ABOUT A
PARTICULAR PLAN OR SERVICE SENT TO YOU.

       _____ AUTOMATIC INVESTMENT PLAN    _____ SYSTEMATIC WITHDRAWL PLAN
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RIGHTS OF ACCUMULATION (SEE PROSPECTUS) - INDICATE ANY RELATED ACCOUNT(S) IN
FUNDS OR PORTFOLIOS IN THE RODNEY SQUARE COMPLEX WHICH WOULD QUALIFY FOR A REDUCED SALES LOAD AS OUTLINED UNDER "PURCHASE OF SHARES-REDUCED SALES LOAD PLANS" IN THE PROSPECTUS.

_______________________  _____________  ______________________  _______________
  Fund/Portfolio Name     Account No.      Registered Owner       Relationship

_______________________  _____________  ______________________  _______________
  Fund/Portfolio Name     Account No.      Registered Owner       Relationship
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LETTER OF INTENT
I agree to the Letter of Intent provisions set forth below. I am not obligated but intend to invest an aggregate amount of at least:

__ $25,000  __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

under the terms described under "PURCHASE OF SHARES-Reduced Sales Load Plans" in the Prospectus, over a thirteen-month period beginning ____________________.

I hereby irrevocably constitute and appoint RSMC as my agent and attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

I understand that this letter is not effective until it is accepted by RSMC.

________________________________   _____________________________
Authorized Signature               Authorized Signature

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SALES LOAD WAIVERS - PLEASE INDICATE IN THE SPACE PROVIDED THE NATURE OF YOUR
ELIGIBILITY FOR A WAIVER OF SALES LOADS. (SEE "PURCHASE OF SHARES-SALES LOAD WAIVERS" IN THE PROSPECTUS.)

Nature of Affiliation ________________________________________________________.
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
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CERTIFICATIONS AND SIGNATURE(S) - PLEASE SIGN EXACTLY AS REGISTERED UNDER
"ACCOUNT REGISTRATION."

    I have received and read the Prospectus for The Rodney Square Multi-Manager Fund and agree to its terms; I am of legal age. I understand that the shares offered by this Prospectus are not deposits of, or guaranteed by, Wilmington Trust Company, nor are the shares insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. I further under-stand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in The Rodney Square Multi-Manager Fund have been duly adopted.

    I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or
(b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

  _____ Check here if you are subject to backup withholding.

Signature ______________________________________  Date ___________________

Signature ______________________________________  Date ___________________
               Joint Owner/Trustee

Check one:  ___ Owner   ___ Trustee  ___ Custodian  ___ Other ________________
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IDENTIFICATION OF SERVICE ORGANIZATION
We authorize Rodney Square Management Corporation ("RSMC"), and Rodney Square Distributors, Inc. ("RSD") in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code ________________________     __ __ __ __ __
Branch Address and Code ___________________________________           __ __ __
Representative or Other Employee Code _____________________        __ __ __ __
Authorized Signature of Service Organization ___________ Telephone (  )________
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

[GRAPHIC]
the Rodney Square
Multi-Manager Fund

APPLICATION FOR TELEPHONE REDEMPTION
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Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Rodney Square Multi-Manager Fund account(s).
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ACCOUNT INFORMATION

  Portfolio Name(s):_________________________________________________________
  Fund Account Number(s):____________________________________________________
                         (Please provide if you are a current account holder:) REGISTERED IN THE NAME(S) OF:_______________________________________________
                              _______________________________________________
                              _______________________________________________
 REGISTERED ADDRESS:          _______________________________________________
                              _______________________________________________

NOTE: If this form is not submitted with the application, a corporate resolution must be included for accounts registered to other than an individual, a fiduciary or partnership.
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REDEMPTION INSTRUCTIONS

    _____ Add      _____ Change

CHECK ONE OR MORE.

    _____ Mail proceeds to my fund account address of record (must by $10,000 or less and address must be established for a minimum of 60 days) _____ Mail proceeds to my bank
    _____ Wire proceeds to my bank (minimum $1,000)
    _____ All of the above

Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.
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
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BANK INFORMATION - PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS
MAILED/WIRED TO YOUR BANK WAS SELECTED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

    Name of Bank               ____________________________________________
    Bank Routing Transit #     ____________________________________________
    Bank Address               ____________________________________________
    City/State/Zip             ____________________________________________
    Bank Account Number        ____________________________________________
    Name(s) on Bank Account    ____________________________________________
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AUTHORIZATIONS

  By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("RSMC") my agent to redeem shares of any designated Rodney Square fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. By granting this power, I understand that RSMC may be contacted, on my apparent behalf, by imposters. In view of this risk, I futher understand and agree that RSMC plans to follow reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall include sending proceeds to telephone redemption requests only to my account address of record, or to the bank listed above. Proceeds in excess of $10,000 will be sent only to my predesignated bank. By signing below, I agree on behalf of myself, my successors and assigns, not to hold RSMC, any of its affiliates, or any Rodney Square fund responsible for acting under the powers I have given
  RSMC, provided the aforementioned precautionary procedures are duly followed. I also agree that all account and registration information I have given will remain the same unless I instruct RSMC otherwise in writing, accompanied by a signature guarantee. If I want to terminate this agreement, I will give RSMC at least ten days notice in writing. If RSMC or other Rodney Square funds want to terminate this agreement, they will give me at least ten days notice in writing.

  ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).


  ___________________________________   _____________________________________
     Signature of Individual Owner        Signature of Joint Owner (if any)

  ____________________________________________________________________________
  Signature of Corporate Officer, Trustee or other - please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securities dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.

                     SIGNATURE GUARANTEE(S) (stamp)

[Outside cover -- Divided into three sections]
[Leftmost Section]

TRUSTEES
Eric Brucker
Fred L. Buckner
Robert J. Christian
Martin L. Klopping
John J. Quindlen
------------------
OFFICERS
Martin L. Klopping, PRESIDENT
Joseph M. Fahey, Jr., VICE PRESIDENT
Robert C. Hancock, VICE PRESIDENT & TREASURER
Carl M. Rizzo, Esq., SECRETARY
Diane D. Marky, ASSISTANT SECRETARY
Connie L. Meyers, ASSISTANT SECRETARY
John J. Kelley, ASSISTANT TREASURER
-------------------------------------
ADMINISTRATOR AND TRANSFER AGENT
Rodney Square Management Corporation
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
INVESTMENT ADVISER AND CUSTODIAN
Wilmington Trust Company
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001
---------------------------
DISTRIBUTOR
Rodney Square Distributors, Inc.
Rodney Square North
1100 N. Market St.
Wilmington, DE 19890-0001

[Middle Section]

THE RODNEY SQUARE
MULTI-MANAGER FUND
THE GROWTH PORTFOLIO


[Graphic] Caesar
Rodney upon his
galloping horse
facing right,
reverse image on
dark background


PROSPECTUS
MAY 1, 1997

TABLE OF CONTENTS


Expense Table................................
Financial Highlights Growth Portfolio........
Questions and Answers About
   the Portfolios............................
Investment Objectives and Policies...........
Other Investment Practices...................
Risk Factors.................................
Purchase of Shares...........................
Shareholder Accounts.........................
Redemption of Shares.........................
Exchange of Shares...........................
How Net Asset Value is Determined............
Dividends, Capital Gains Distribution
   and Taxes.................................
Performance Information......................
Management of the Fund.......................
Management Agreements........................
Description of the Fund......................
Application and New Account Registration.....

             THE RODNEY SQUARE MULTI-MANAGER FUND
                     THE GROWTH PORTFOLIO

                      Rodney Square North
                   1100 North Market Street
               Wilmington, Delaware  19890-0001


The Growth Portfolio (the "Portfolio") is a diversified series of the Rodney Square Multi-Manager Fund (the "Fund"), an open-end investment company. The Portfolio seeks superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics.




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              STATEMENT OF ADDITIONAL INFORMATION

                          May 1, 1997

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      This  Statement of Additional Information is not a  prospectus  and should be read in conjunction with the Fund's current Prospectus, dated May 1, 1997. A copy of the current Prospectus may be obtained without charge, by writing to Rodney Square Distributors, Inc. ("RSD"), Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with RSD or by calling (800) 336-9970.

                       TABLE OF CONTENTS


SECTION                                                PAGE

THE PORTFOLIO'S INVESTMENT POLICIES..............       1

INVESTMENT LIMITATIONS...........................       4

TRUSTEES AND OFFICERS............................       6

RODNEY SQUARE MANAGEMENT CORPORATION.............       8

WILMINGTON TRUST COMPANY.........................       8

INVESTMENT MANAGEMENT SERVICES...................       9

   Fund Management Agreement.....................       9

   Advisory Agreements...........................      10

ADMINISTRATION, ACCOUNTING AND
	DISTRIBUTION AGREEMENTS
    AND RULE 12b-1 PLAN..........................      11

REDEMPTIONS......................................      15

PORTFOLIO TRANSACTIONS...........................      16

NET ASSET VALUE..................................      18

PERFORMANCE INFORMATION..........................      18

TAXES............................................      24

DESCRIPTION OF THE FUND..........................      27

OTHER INFORMATION................................      28

FINANCIAL STATEMENTS.............................      29

APPENDIX.........................................   A - 1

              THE PORTFOLIO'S INVESTMENT POLICIES

     The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the Prospectus.

      LOANS OF PORTFOLIO SECURITIES. Although the Portfolio has no present intention of doing so, it may from time to time lend its portfolio securities to brokers, dealers and financial institutions. Such loans will in no event exceed one-third of the Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which at all times while the loan is outstanding will be maintained in an amount at least equal to the current market value of the loaned securities.

      The primary risk involved in lending securities is that of a financial failure by the borrower. In such a situation, the borrower might be unable to return the loaned securities at a time when the value of the collateral has fallen below the amount necessary to replace the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Portfolio will make loans of securities only to firms deemed creditworthy by the Manager and only when, in the judgment of the Manager, the consideration that the Portfolio will receive from the borrower justifies the risk.

      U.S. GOVERNMENT OBLIGATIONS. A portion of the assets of the Portfolio may consist of Treasury bonds, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. Government obligations representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). The payment of interest and principal on the latter securities are guaranteed by FNMA and FHLMC, respectively. FNMA and
FHLMC are federally chartered corporations supervised by the U.S. Government acting as government instrumentalities under authority granted by Congress. Securities issued and backed by FNMA and FHLMC are not backed by the full faith and credit of the United States; however, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. FNMA and FHLMC are each authorized to borrow to a limited extent from the U.S. Treasury to meet their obligations.

       Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest rate mortgages tends to increase, thereby shortening the actual average life of the GNMA certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificate. Reinvestment of prepayments may occur at rates higher or lower than the original yield on the certificates. Due to the prepayment possibility and the need to reinvest prepayments of principal at current rates, GNMA certificates may be less effective than typical non-callable bonds of similar maturities at "locking in" higher yields during the period of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates. GNMA pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate which will be adjusted periodically.

      WHEN-ISSUED SECURITIES. New issues of U.S. Government obligations may be offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. The Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but it may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A separate account of the Fund will be established at the Fund's custodian bank, into which cash or other liquid assets equal to the amount of the above commitments will be deposited. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Portfolio. The Portfolio expects that its outstanding commitments at any one time to purchase when-issued securities will not exceed 5% of its net asset value.

      A security purchased on a when-issued basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, upon delivery, its market value may be higher or lower than its cost resulting in an increase or decrease in the Portfolio's net asset value.

      When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of securities held in the separate account or the sale of other securities. The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains or losses.

      ILLIQUID SECURITIES. The Portfolio may not purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in illiquid securities. For purposes of this limitation, repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale
("restricted securities") or the absence of a readily available market are considered illiquid.

      Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it initially decided to sell.

      In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      To facilitate the increased size of the institutional markets for unregistered securities, the Securities and Exchange Commission (the "SEC") adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Portfolio, however, could adversely affect the marketability of such portfolio securities, and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

      The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to RSMC and the portfolio advisers pursuant to guidelines approved by the Board. RSMC and the portfolio advisers take into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). RSMC and the portfolio advisers monitor the liquidity of restricted securities in the Portfolio and report periodically on such decisions to the Board of Trustees.

      COMMERCIAL PAPER. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio may invest only in commercial paper rated A-1 or higher by Standard & Poor's Ratings Services or Prime-1 by Moody's Investors Service, Inc.

      OPTION INCOME AND HEDGING STRATEGIES. The Portfolio may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter market. These strategies are described in detail in the Appendix.


                    INVESTMENT LIMITATIONS

      The investment limitations described below are fundamental, and may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a shareholders' meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

     The Portfolio will not as a matter of fundamental policy:

     1. with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations");
     2. with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;
     3. borrow money, except that the Portfolio may borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes;
     4. purchase securities (other than U.S. Government obligations), if such purchase would cause more than 25% in the aggregate of the market value of the total assets of the Portfolio at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry;
     5. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Portfolio's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
     6. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur and except that the Fund may issue shares of additional series which the Trustees may establish;
     7. purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts, except that the Fund, reserves the freedom of action
(i) to hold and to sell real estate acquired for the Portfolio as a result of the ownership of marketable securities provided that the Portfolio's ownership of real estate for which there is no established market will never exceed 10% of its net assets and (ii) to purchase or sell futures contracts including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes; or
     8. make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with the Portfolio's investment objectives and policies and the entry into repurchase agreements may be deemed to be loans.

      In addition, the Portfolio has adopted several non-fundamental policies, which can be changed by the Board of Trustees without shareholder approval.

     As a matter of non-fundamental policy, the Portfolio will not:

      1. purchase or otherwise acquire any security or invest in a repurchase agreement with respect to any securities if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market;
      2. purchase the securities of open-end investment companies or invest more than 10% of its total net assets, taken at market value, in the securities of closed-end investment companies, provided that no purchase of securities of closed-end companies shall be made except by purchase in the open market when no commission or profit to a sponsor or broker-dealer results from such purchase other than the customary broker's commission (except when part of a plan of merger, consolidation, reorganization or acquisition of assets);
      3. purchase securities on margin except to obtain such credits as may be necessary for the clearance of the purchases and sales of securities, or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions; or
      4.  engage in futures contract transactions.

      For purposes of fundamental investment limitation (1), repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations. Whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such percentage or standard limitation shall be determined immediately after the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and limitations.

      "Value" for the purposes of all investment limitations shall mean the value used in determining the Portfolio's net asset value.


                     TRUSTEES AND OFFICERS

      The Fund has a Board, presently composed of five Trustees, which supervises the Portfolio's activities and reviews contractual arrangements with companies that provide the Portfolio with services. The Fund's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for The Rodney Square Fund, The Rodney Square Tax-Exempt Fund, and The Rodney Square Strategic Fixed-Income Fund. Those Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), by virtue of their positions with either RSMC or Wilmington Trust Company ("WTC"), the parent of RSMC, are indicated by an asterisk (*).

*MARTIN L. KLOPPING, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, President elected in 1995, and Trustee, age 44, has been President and Director of RSMC since 1984. He is also a Director of RSD, elected in 1992. He is also a Chartered Financial Analyst and member of the SEC Rules and Investment Advisers Committees of the Investment Company Institute.

ERIC BRUCKER, School of Management, University of Michigan, Dearborn, MI 48128, Trustee, age 55, has been Dean of the School of Management at the University of Michigan since June 1992. He was Professor of Economics, Trenton State College from September 1989 through June 1992. He was Vice President for Academic Affairs, Trenton State College, from September 1989 through June 1991. From 1976 until September 1989, he was Dean of the College of Business and Economics and Chairman of various committees at the University of Delaware.

FRED L. BUCKNER, 5 Hearth Lane, Greenville, DE 19807, Trustee, age 64, has retired as President and Chief Operating Officer of Hercules Incorporated (diversified chemicals), positions he held from March 1987 through March 1992. He also served as a member of the Hercules Incorporated Board of Directors from 1986 through March 1992.

*ROBERT  J.  CHRISTIAN,   Rodney  Square  North,  1100  N.  Market   St.,
Wilmington, DE 19890-0001, Trustee, age 47, has been Chief Investment Officer of WTC and Director of RSMC since February 1996. He was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996, Director of Provident Capital Management from 1993 to 1996 and Director of Investment Strategy PNC Bank, N.A. from 1989 to 1992. He is also a Trustee of LaSalle University and a member of the Board of Governors for the Pennsylvania Economy League.

JOHN J. QUINDLEN, 313 Southwinds, 1250 Southwinds Blvd., Vero Beach, FL. 32963, Trustee, age 64, has retired as Senior Vice President-Finance of E.I. du Pont de Nemours and Company, Inc. (diversified chemicals), a position he held from 1984 through November 1993. He also served as Chief Financial Officer of E.I. du Pont de Nemours and Company, Inc. from 1984 through June 1993. Mr. Quindlen has also served as a Trustee of the Kiewit Mutual Fund since July 1994.

JOSEPH M. FAHEY, JR., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Vice President, age 40, has been with RSMC since 1984, as a Secretary of RSMC since 1986, a Director of RSMC since 1989 and a Vice President of RSMC since 1992. He was an Assistant Vice President of RSMC from 1988 to 1992.

ROBERT C. HANCOCK, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Vice President and Treasurer, age 45, has been Vice President of RSMC since 1988 and Treasurer of RSMC since 1990. He is also a member of the Accounting/Treasurer Committee of the Investment Company Institute.

CARL M. RIZZO, ESQ., Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Secretary, age 45, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.

DIANE D. MARKY, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Assistant Secretary, age 32, has been a Senior Fund Administrator of RSMC since 1994 and a Fund Administration Officer since 1991.

CONNIE L. MEYERS, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-001, Assistant Secretary, age 36, has been a Fund Administrator of RSMC since August 1994. She was a Corporate Custody Administrator for WTC from 1989 to 1994.

JOHN J. KELLEY, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Assistant Treasurer, age 37, has been a Vice President of RSMC since 1995 and was an Assistant Vice President of RSMC from 1989 to 1994.

      The fees of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Portfolio. The Portfolio may also reimburse Independent Trustees for expenses incurred in attending meetings of the Fund's Board. The following table shows the fees paid during calendar 1996 to the Independent Trustees for their service to the Fund and to the Rodney Square Family of Funds. On December 31, 1996, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of the Portfolio.


                      1996 TRUSTEES FEES

                         TOTAL FEES FROM   TOTAL FEES FROM THE RODNEY
INDEPENDENT TRUSTEE          THE FUND        SQUARE FAMILY OF FUNDS
-------------------          --------        ----------------------
Eric Brucker                  $1,725                $17,450

Fred L. Buckner               $1,725                $17,450

John J. Quindlen              $1,725                $17,450



             RODNEY SQUARE MANAGEMENT CORPORATION

      RSMC, a Delaware corporation organized on September 17, 1981, is a wholly owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is the wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. Through RSMC's management of the Fund and its selection of portfolio advisers, the Fund offers investors access to a group of advisers not available from most other mutual funds and specialized investment techniques normally available only to institutional clients. RSMC provides asset management services to collective investment funds maintained by WTC and acts as Investment Adviser, Administrator, Transfer Agent and Dividend Paying Agent to the Fund and to two other registered investment companies: The Rodney Square Fund and The Rodney Square Tax-Exempt Fund.

      Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB, a wholly owned subsidiary of WTC, exercises investment discretion over certain institutional accounts.

     RSD, a wholly owned subsidiary of WTC and the Fund's Distributor, is a registered broker-dealer. Wilmington Brokerage Services Company, another wholly owned subsidiary of WTC, is a registered investment adviser and a registered broker-dealer.


                   WILMINGTON TRUST COMPANY

      WTC, the parent of RSMC, serves as Custodian for the Fund pursuant to a Custodian Agreement dated January 30, 1987. Pursuant to such Agreement, the Fund pays WTC an annual fee based upon the average net assets of the Portfolio as follows: $0.25 per $1,000 on the first $50 million; $0.20 per $1,000 on the next $50 million and $0.15 per $1,000 over $100 million, plus $15 per purchase, sale or maturity of a portfolio security. This fee is subject to a minimum charge of $1,000 per month, exclusive of any transaction charges.

      The Fund benefits from the experience, conservative values and special heritage of WTC and its affiliates. WTC is a financially strong bank and enjoys a reputation for providing exceptional consistency, stability and discipline in managing both short-term and long-term investments. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading financial services firms. As of December 31, 1995, the trust department of WTC was the twentieth in the United States as measured by discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. Its current roster of institutional clients includes several Fortune 500 companies. Certain departments in WTC engage in investment management activities that utilize a variety of investment instruments such as interest rate futures contracts, options on U. S. Treasury securities and municipal forward contracts. Of course, there can be no guarantee that the Portfolio will achieve its investment objective or that WTC will perform its services for the Portfolio in a manner which would cause it to satisfy its objective.

      WTC also serves as the Investment Adviser and Custodian of The Rodney Square Strategic Fixed-Income Fund.


                INVESTMENT MANAGEMENT SERVICES

      FUND MANAGEMENT AGREEMENT. RSMC has served as Manager to the Fund since its inception, currently pursuant to a Fund Management Agreement dated December 2, 1989. The Fund Management Agreement provides that RSMC is responsible for the provision of investment management and related services to the Fund, subject to the direction of the Board of Trustees and the officers of the Fund. The Agreement also provides that RSMC may delegate its investment decision-making authority to the portfolio advisers. RSMC's management fees for the Portfolio for the fiscal years ended December 31, 1996, 1995, and 1994 were $706,321, $640,522, and
$667,782, respectively.

      RSMC has agreed voluntarily to waive all or a portion of its fee or reimburse the Fund monthly to the extent that expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) incurred by the Portfolio exceed an annual rate of 1.50% of the average daily net assets of the Portfolio. This undertaking, which is not contained in the Fund Management Agreement, may be amended or rescinded in the future.

      Under the Agreement, the Fund, on behalf of the Portfolio, assumes responsibility for paying or entering into arrangements with third parties to pay all Fund expenses which are not expressly assumed by RSMC. Such expenses include: (i) fees payable for administrative services provided by the Fund's administrator; (ii) fees payable for services provided by the Fund's independent public accountants; (iii) fees payable for transfer agent, registrar, dividend disbursement and shareholder recordkeeping services; (iv) fees payable for accounting services; (v) fees payable for custodial services; (vi) the cost of obtaining quotations for calculating the value of the assets of the Portfolio;
(vii) taxes levied against the Fund or the Portfolio; (viii) brokerage fees and commissions in connection with the purchase and sale of portfolio  securities;  (ix) costs, including the  interest  expense,  of borrowing  money;  (x)  the Fund's pro-rata share of  costs  and/or  fees incident to holding meetings of the Trustees and shareholders, preparation, filing and mailing of prospectuses and reports, maintenance of the Fund's corporate existence, and registration of shares with federal and state securities authorities; (xi) legal fees and expenses;
(xii) the costs of printing share certificates representing shares of the Portfolio; (xiii) the Fund's pro-rata share of fees payable to, and expenses of, members of the Board of Trustees who are not "interested persons" of the Fund; (xiv) the Portfolio's pro-rata share of premiums payable on the fidelity bond required by Section 17(g) of the 1940 Act, and any other premiums payable on insurance policies related to the Fund's business and the investment activities of the Portfolio;
(xv) distribution fees; (xvi) fees, voluntary assessments and other expenses incurred in connection with the Fund's membership in investment company organizations; and (xvii) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the Fund's pro-rata share of the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      The Agreement provides that RSMC, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under such Agreement, shall not be liable to the Fund or its shareholders for any act or omission in the course of, or connected with, providing services under the Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Agreement is terminable without penalty on sixty (60) days' written notice by RSMC or by the Fund (by action of its Board of Trustees or by vote of a majority of the Fund's outstanding voting securities), and terminates automatically in the event of its assignment. The Agreement continues in effect from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund.


      ADVISORY AGREEMENTS. The Fund has entered into Advisory Agreements with RSMC and the portfolio advisers listed below pursuant to which RSMC pays a monthly fee to each portfolio adviser at the approximate annual rate of 0.5% of the average daily net assets under the portfolio adviser's management. During the fiscal years ended December 31, 1996, 1995, and 1994 RSMC paid the following advisory fees:


                               YEAR ENDED      YEAR ENDED     YEAR ENDED
   PORTFOLIO ADVISER            12/31/96        12/31/95       12/31/94
   -----------------            --------        --------       --------
Frontier Capital Management
   Co., Inc.                    $176,500        $152,932      $119,560

William Blair &
   Company L.L.C.               $176,661        $146,471      $109,048

Spears Benzak Salomon &
   Farrell (terminated             $0           $20,857       $105,283
   as of 3/31/95)


      Each Advisory Agreement provides that the portfolio adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of portfolio transactions) with respect to the portion of the Portfolio's assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), applicable state securities laws, the supervision and control of the Trustees, the relevant Portfolio's investment objectives, policies and restrictions and the instructions of the Trustees and RSMC.

     Each Advisory Agreement provides that the portfolio adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements continue in effect from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by RSMC or the portfolio adviser. The Agreement provides that written notice of termination must be provided by the Fund, RSMC or the portfolio adviser within thirty (30) days of the termination date.


ADMINISTRATION, ACCOUNTING AND DISTRIBUTION AGREEMENTS AND RULE 12B-1 PLAN

     RSMC, a Delaware corporation organized on September 17, 1981, serves as Administrator of the Fund pursuant to an Administration Agreement effective as of December 31, 1992. For the services provided, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1996, 1995, and 1994, RSMC was paid administration fees amounting to $63,569, $57,647, and $60,100, respectively.

      Under  the  terms of the Administration Agreement, RSMC agrees  to:
(a) supply office facilities, non-investment related statistical and research data, executive and administrative services, stationery and office supplies and corporate management services for the Fund; (b) prepare and file, if necessary, reports to shareholders of the Fund and reports with the SEC and state securities commissions; (c) monitor the Fund's compliance with the investment restrictions and limitations imposed by the 1940 Act, and state Blue Sky laws and applicable regulations thereunder, the fundamental and non-fundamental investment policies and limitations set forth in the Prospectus and this Statement of Additional Information, and the investment restrictions and limitations necessary for the Portfolio to qualify as a regulated investment company under the Code ("RIC"); (d) monitor sales of the Portfolio's shares and ensure that such shares are properly registered with the SEC and applicable state authorities; (e) prepare and monitor an expense budget for the Portfolio, including setting and revising accruals for each category of expenses; (f) determine the amount of dividends and other distributions payable to shareholders as necessary to, among other things, maintain the qualification of the Portfolio as a RIC; (g) prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders; (h) prepare financial statements and footnotes and other financial information with such frequency and in such format as required to be included in reports to shareholders and the SEC; (i) supervise the preparation of federal and state tax returns; (j) review sales literature and file such with regulatory authorities, as necessary; (k) maintain Fund/Serv membership;
(l) provide information regarding material developments in state securities regulation; and (m) provide personnel to serve as officers of the Fund if so elected by the Board of Trustees. Additionally, RSMC agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. RSMC may at any time or times in its discretion appoint (and may at any time remove) other parties as its agent to carry out any of the provisions of the Administration Agreement.

      The Administration Agreement provides that RSMC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration Agreement.

      The Administration Agreement became effective at the close of business on December 31, 1992, and continues in effect from year to year so long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable by the Fund by sixty (60) days' written notice given to RSMC or by RSMC by six (6) months' written notice given to the Fund.

      RSMC determines the net asset value per share of the Portfolio and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund. For each of the fiscal years ended December 31, 1996, 1995, and 1994, RSMC was paid an accounting service fee of $45,000.

      Under the terms of the Accounting Services Agreement, RSMC agrees to: (a) perform the following accounting functions on a daily basis:
(1) journalize the Fund's investment, capital share and income and expense activities, (2) verify investment buy/sell trade tickets when received from the portfolio advisers and transmit trades to the Fund's Custodian for proper settlement, (3) maintain individual ledgers for investment securities, (4) maintain historical tax lots for each security, (5) reconcile cash and investment balances of the Fund with the Custodian, and provide the portfolio advisers with the beginning cash balance available for investment purposes, (6) update the cash availability throughout the day as required by the portfolio advisers,
(7) post to and prepare the Fund's Statement of Assets and Liabilities and the Statement of Operations, (8) calculate various contractual expenses (e.g., advisory and custody fees), (9) control all disbursements from the Fund and authorize such disbursements upon written instructions,
(10) calculate capital gains and losses, (11) determine the Fund's net income, (12) obtain security market quotes from services approved by the portfolio adviser, or if such quotes are unavailable, then obtain such prices from the portfolio adviser, and in either case calculate the market value of the Fund's investments, (13) transmit or mail a copy of the portfolio valuation to the Manager and to the portfolio advisers,
(14) compute the net asset value of the Fund, (15) compute the Fund's yields, total return, expense ratios and portfolio turnover rate, and
(16) monitor the expense accruals and notify Fund management of any proposed adjustments; (b) prepare monthly financial statements which include the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Cash Statement and the Schedule of Capital Gains and Losses;
(c) prepare monthly security transactions listings; (d) prepare quarterly broker security transactions summaries; (e) supply various Fund statistical data as requested on an ongoing basis; (f) assist in the preparation of support schedules necessary for completion of Federal and state tax returns; (g) assist in the preparation and filing of the Fund's semiannual reports with the SEC on Form N-SAR; (h) assist in the preparation and filing of the Fund's annual and semiannual shareholder reports and proxy statements; (i) assist with the preparation of registration statements on Form N-1A and other filings relating to the registration of shares of the Fund; (j) monitor the Portfolio's status as a RIC; and (k) act as liaison with the Fund's independent public accountants and provide account analyses, fiscal year summaries and other audit related schedules. Additionally, RSMC agrees to keep, in accordance with all applicable laws, rules and regulations, all books and records with respect to the Fund's books of account and records of the Fund's securities transactions.

      The Accounting Services Agreement provides that RSMC shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of RSMC in the performance of its obligations and duties under the Accounting Services Agreement or reckless disregard by RSMC of such duties and obligation.

      The Accounting Services Agreement became effective on October 1, 1989, and continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Agreement is terminable by the Fund or RSMC by three (3) months' written notice.

      RSD serves as the Distributor of the Portfolio's shares pursuant to a Distribution Agreement with the Fund. Under the terms of the
Distribution Agreement, RSD is granted the right to sell shares of the Portfolio as agent for the Fund, to retain a portion of sales load proceeds as underwriting commissions and to reallocate a portion of sales load proceeds to dealers who have sold Portfolio shares. For the fiscal years ended December 31, 1996, 1995, and 1994, RSD received from the Fund underwriting commissions of $4,544, $5,691, and $10,910, respectively.

     Under the terms of the Distribution Agreement, RSD agrees to use all reasonable efforts to secure purchasers for shares of the Portfolio and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Portfolio shares and any other literature and advertising used in connection with the offering, subject to reimbursement pursuant to the Portfolio's Plan of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans").

      The Distribution Agreement provides that RSD, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of Portfolio shares.

      The Distribution Agreement became effective as of December 31, 1992 and continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment. The Agreement is also terminable without payment of any penalty (i) by the Fund (by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to the 12b-1 Plan or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to RSD; or (ii) by RSD on sixty (60) days' written notice to the Fund.

     RSD may be reimbursed for distribution expenses according to the 12b-1 Plan which the Board of Trustees and the shareholders of the Portfolio
have  adopted.   The 12b-1 Plan provides that RSD may be  reimbursed  for
distribution  activities  encompassed  by  Rule  12b-1,  such  as  public
relations  services,  telephone  services,  sales  presentations,   media
charges,   preparation,  printing  and  mailing  advertising  and   sales
literature, data processing necessary to support a distribution effort, printing and mailing of prospectuses, and distribution and shareholder servicing activities of certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with RSD ("Service Organizations") and other financial institutions, including fairly allocable internal expenses of RSD and payments to third parties.

     The 12b-1 Plan further provides that reimbursement shall be made for any month only to the extent that such payment does not exceed (i) 0.35% on an annualized basis of the Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of the 12b-1 Plan for annual payments of up to 0.25% of the Portfolio's average net assets to reimburse RSD for paying "trail commissions" to Service Organizations who have sold Portfolio shares and for marketing efforts focusing on the preparation and distribution of marketing materials. For the fiscal year ended December 31, 1996, payments under the 12b-1 Plan amounted to $16,899: $13,372 was paid in trail commissions, $1,347 was paid for prospectus printing and $2,180 was paid for preparation and distribution of marketing materials.

     The 12b-1 Plan provides that it shall not operate or be construed to limit the extent to which RSMC or any other person, other than the Fund, may incur costs and bear expenses associated with the distribution of shares of the Fund. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.


                          REDEMPTIONS

      To ensure proper authorization before redeeming shares of the Portfolio, RSMC may require additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

      Clients of WTC who have purchased shares through their trust accounts and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, WTC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Redemption proceeds will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

      The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

      A shareholder's right to redeem shares and to receive payment therefor may be suspended when (a) the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted, (b) an emergency exists as a result of which it is not reasonably practicable to dispose of the Portfolio's securities or to determine the value of the net assets of the Portfolio, or (c) ordered by a governmental body having jurisdiction over the Fund for the protection of the shareholders. In the case of any such suspension, shareholders of the Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

      The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.


                    PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities on a securities exchange are effected by brokers, and the Portfolio pays brokerage commissions for this service. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. During the fiscal years ended December 31, 1996, 1995 and 1994, the Portfolio paid total brokerage commissions of $59,691, $116,972, and $61,503, respectively.

      The primary objective in placing orders on behalf of the Portfolio for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible broker-dealers and, where commission rates are negotiable, at competitive rates. Although the Portfolio may pay higher commissions in return for brokerage and research services, it must be determined that such commission is reasonable in relation to the value of the brokerage and/or research services that have been provided. In selecting a broker or dealer, RSMC and each portfolio adviser consider, among other things, (i) the price of the securities to be purchased or sold; (ii) the rate of the commission; (iii) the size and difficulty of the order; (iv) the reliability, integrity, financial condition, general execution and operational capability of any competing broker or dealer; (v) the value and quality of the brokerage and research services provided to RSMC, the portfolio advisers or to the Fund; and
(vi) the level of any brokerage commissions paid to any broker or dealer who is an affiliate of RSMC or of a portfolio adviser ("Affiliated Broker").

      RSMC and the portfolio advisers cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services. In such cases, RSMC and the portfolio advisers receive services they otherwise might have had to perform themselves. The research services provided by brokers or dealers can be useful to RSMC and the portfolio advisers in serving their other clients, as well as in serving the Fund. Conversely, information provided to RSMC and the portfolio advisers by brokers or dealers who have executed transaction orders on behalf of other portfolio advisers' or RSMC's clients may be useful to RSMC and the portfolio advisers in providing services to the Fund. During the fiscal year ended December 31, 1996, the Portfolio paid $20,783 in brokerage commissions, amounting to 34.82% of the Portfolio's aggregate brokerage commissions for the year, involving transactions in the amount of $10,917,379 to brokers because of research services provided. The Portfolio may purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions will not be directed by the Portfolio to dealers solely on the basis of research services provided.

       In order for an Affiliated Broker to effect any portfolio transactions for the Portfolio, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other  brokers  in  connection  with  comparable  transactions  involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard allows an Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Fund's Board of Trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Affiliated Brokers are reasonable and fair. During the fiscal years ended December 31, 1996 and 1995, the Portfolio did not pay any brokerage commissions to Affiliated Brokers.

      Some of the portfolio advisers' and RSMC's other clients have investment objectives and programs similar to that of the Portfolio. Occasionally, RSMC and the portfolio advisers may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Portfolio. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of RSMC and the portfolio advisers not to favor one client over another in making recommendations or in placing orders. When two or more clients are simultaneously engaged in the purchase or sale of the same security and if the entire order cannot be made in a single order, the securities are allocated among clients in a manner believed to be equitable to each. If two or more of the clients of RSMC and the portfolio advisers simultaneously purchase or sell the same security, RSMC and the portfolio advisers allocate the prices and amounts according to a formula considered by the officers of each affected investment company and by the officers of WTC and its affiliates to be equitable to each account. While in some cases this practice could have a detrimental effect upon the price or the value of the security as far as the Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

      PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of the Portfolio's annual purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Portfolio during the year. All securities, including options, whose maturity or the expiration date at the time of acquisition was one year or less are to be excluded from both the numerator and the denominator. The portfolio turnover rate of the Portfolio for the years ended December 31, 1996 and 1995 was 34.84% and 49.12%, respectively.


                        NET ASSET VALUE

     In valuing the Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the
Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities which are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the Nasdaq Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities which are not quoted on the Nasdaq Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.



                    PERFORMANCE INFORMATION

     The performance of the Portfolio may be quoted in terms of its total return in advertising and other promotional materials ("performance advertisements"). Performance data quoted represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance of the Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses.

      TOTAL RETURN CALCULATIONS. Average annual total return quotes used in the Portfolio's performance advertisements are calculated according to the following formula:

          P (1 + T)n  =    ERV

          where: P    =    hypothetical initial payment of $1,000

                 T    =    average annual total return

                 n    =    number of years

               ERV    =    ending redeemable value at end of the period
			               of a hypothetical $1,000 payment made at the
                           beginning of that period.



      Under the foregoing formula, the time periods used in performance advertisements will be based on rolling calendar quarters, updated to the last day of the most recent calendar quarter prior to submission of the advertisement for publication. Average annual total return, or "T" in the formula above, is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value ("ERV"). In calculating the ERV for standardized average annual total return, the Portfolio's maximum 4.00% sales load is deducted from the initial $1,000 payment and all dividends and other distributions by the Portfolio are assumed to have been reinvested at net asset value on the reinvestment date during the period. The following table reflects the Portfolio's standardized and non-standardized average annual total returns for the periods stated below:


                  AVERAGE ANNUAL TOTAL RETURN

                                                 118 MONTHS SINCE
                                                    INCEPTION
                      1 YEAR         5 YEARS      FEB. 26, 1987
                      ENDED           ENDED          THROUGH
 SALES LOAD1      DEC. 31, 1996   DEC. 31, 1996   DEC. 31, 1996
 -----------      -------------   -------------   --------------
     4.00%            19.28%          13.16%          12.38%

      None            24.25%          14.08%          12.84%

------------
1 The Portfolio's maximum sales load was reduced on November 25, 1991 from 5.75% to 4.00%. The lower maximum sales load is reflected in the standardized average annual total return set forth in this table.


      Because shares of the Portfolio may be purchased at a reduced sales load or without a sales load under certain circumstances, non-standardized average annual total return is also computed without deducting the sales load from the initial $1,000 payment for the ERV calculation. The Portfolio may also from time to time include in such advertising and promotional materials additional non-standardized total return figures that are not calculated according to the formula set forth above ("cumulative total return"). The Portfolio calculates cumulative total return for a specific period of time by assuming the investment of $1,000 in Portfolio shares and assuming the reinvestment of each dividend and other distribution at net asset value. Percentage rates of return are then determined by subtracting the value of the investment at the beginning  of  the  period  from the ending value  and  by  dividing  the remainder by the beginning value. The Portfolio does not take sales loads into account in calculating cumulative total return; the inclusion of such loads would reduce such return. The Portfolio's cumulative total return was, for the fiscal year ended December 31, 1996: 24.25%; for the five-years ended December 31, 1996: 93.24%; and for the period since the Portfolio's inception on February 26, 1987 through December 31, 1996:
228.92%.

     Average annual and cumulative total returns for the Portfolio may be quoted as a dollar amount, as well as a percentage, and may be calculated for a series of investments or a series of redemptions, as well as for a single investment or a single redemption, over any time period. Total returns may be broken down into their components of income and capital gain (including capital gain distributions and changes in share price) to illustrate the relationship of those factors and their contributions to total return.

      The following table shows the income and capital elements of the Portfolio's total return and compares them to the cost of living (as measured by the Consumer Price Index) over the same periods. During the periods quoted, interest rates and bond prices fluctuated widely; the table should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the Portfolio today.

       During the periods from February 26, 1987 (Commencement of Operations) through December 31, 1996, a hypothetical $10,000 investment in the Portfolio would have grown to $32,892 assuming all distributions were reinvested and no sales load was paid.

             Value of     Value of     Value of            Increase in
             Initial     Reinvested   Reinvested          Cost of Living
Period Ended $10,000       Income    Capital Gain   Total   (Consumer
DECEMBER 31 INVESTMENT   DIVIDENDS  DISTRIBUTIONS   VALUE  PRICE INDEX)
----------- ----------   ---------  -------------   -----  ------------
   1996      $19,220        $808       $12,865     $32,892    42.1%

   1995      $17,410        $732        $8,330     $26,472    37.5%

   1994      $15,140        $636        $4,836     $20,612    34.1%

   1993      $16,390        $689        $3,581     $20,660    30.6%

   1992      $15,560        $654        $1,820     $18,034    27.2%

   1991      $15,680        $659        $  682     $17,021    23.6%

   1990      $11,590        $423        $   12     $12,025    19.9%

   1989      $12,620        $331          -        $12,951    13.0%

   1988      $10,050        $136          -        $10,186     8.0%

  19872      $ 8,370        $ 52          -        $ 8,422     3.4%

------------------
2    From commencement of operations, February 26, 1987.

      Explanatory Note: A hypothetical initial investment of $10,000 on February 26, 1987, together with the aggregate cost of reinvested dividends and other distributions for the entire period covered (their cash value at the time they were reinvested), would have amounted to $21,831. If dividends and other distributions had not been reinvested, the total value of the investment in the Portfolio over time would have been smaller, and cash payments for the period would have amounted to $470 for income dividends and $8,716 for other distributions. This table does not reflect tax consequences or the Portfolio's 4.00% maximum sales load, which would reduce the year-end values of the $10,000 investment from those shown here.

      The preceding performance figures were affected by fee waivers and reimbursement of the Portfolio's expenses by the Portfolio's service providers during the relevant time periods. Without such waivers and reimbursements, the total return figures quoted above would have been lower.

      The Fund may also from time to time along with performance advertisements, present its investments in the form of the "Schedule of Investments" included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended December 31, 1996, a copy of which is attached hereto and incorporated by reference.

COMPARISON OF PORTFOLIO PERFORMANCE

       A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate returns when comparing returns on shares of the Portfolio with returns
quoted   with  respect  to  other  investment  companies  or   types   of
investments.

      In connection with communicating its total return to current or prospective shareholders, the Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The return of the Portfolio may be compared to relevant domestic indexes. Examples include but are not limited to the Standard & Poor's 500 Composite Stock Price Index, a widely followed, capitalization weighted index containing 500 of the largest publicly traded stocks. The total return of these unmanaged indexes assumes the reinvestment of all dividends and other distributions, if applicable, paid by the indexed stocks. Comparisons to these indexes may be used in advertisements, shareholder reports and otherwise.

       From time to time, in marketing and other literature, the Portfolio's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc., Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

     Since the assets in all funds are always changing, the Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper class, as applicable, for the ranking in question.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of, or selections from, editorials or articles about the Portfolio. Sources for Portfolio performance information and articles about the Portfolio may include the following:

ASIAN WALL STREET JOURNAL, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indexes.

CHANGING TIMES, THE KIPLINGER MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL TIMES, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

THE FRANK RUSSELL COMPANY, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

GLOBAL INVESTOR, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

INVESTMENT COMPANY DATA, INC., an independent organization that provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper that regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL  INVESTOR,  a  monthly  investment  advisory  publication   that
includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indexes and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                             TAXES

      GENERAL. In order to continue to qualify for treatment as a RIC, the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income plus net short-term capital gain) and must meet several additional requirements. These requirements include the following: (a) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (b) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options held for less than three months ("Short-Short Limitation");
(c) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (d) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

      If the Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net tax-exempt income and net capital gain (the excess of net long-term capital gains over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

      DISTRIBUTIONS. The Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. With respect to the capital gain net income measurement period, the Portfolio has made an election to substitute its tax year, which ends on December 31, for the one-year period ending on October 31. For this and other purposes, dividends and other distributions declared in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by its shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

      It is anticipated that all or a portion of the dividends from the Portfolio's net investment income will qualify for the dividends-received deduction allowed to corporations. The qualifying portion for the
Portfolio may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

      Any loss realized by a shareholder upon the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

     Distributions by the Portfolio from net investment income or capital gains will result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless will be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will receive a partial return of their investment upon the distribution that nevertheless will be taxable to them.

      If the Portfolio makes a distribution to shareholders in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. Although a return of capital is not taxable, it does reduce a shareholder's tax basis.

     Special rules apply when a shareholder (1) disposes of shares of the Portfolio through a redemption or exchange within 90 days after purchase thereof and (2) subsequently re-acquires shares of the Portfolio or acquires shares of any other Rodney Square fund on which a sales load normally is imposed without paying any sales load because of the reinstatement privilege or the exchange privilege. (See "Redemption of Shares" and "Exchange of Shares" in the Prospectus.) In these cases, any gain on the disposition of the original Portfolio shares will be increased, or the loss thereon decreased, by the amount of the sales load paid when the shares were acquired; and that amount will increase the adjusted basis of the shares subsequently acquired. Moreover, if the reinstatement privilege is exercised (or shares of the Portfolio are redeemed within 30 days after other shares of the Portfolio are purchased), gain on the redemption nevertheless will be taxable, but any loss arising out of the redeemed shares will not be deductible to the extent of the amount of shares purchased and an adjustment will be made to the shareholder's basis for the newly purchased shares.

     TAX TREATMENT OF OPTIONS. The use of options involves complex rules that determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith and thereby affect, among other things, the amount of income that is available for distribution to shareholders. Income from transactions in options derived by the Portfolio with respect to its business of investing in securities qualifies as permissible income under the Income Requirement. Income from the sale or other disposition of options held for less than three months, however, will be subject to the Short-Short Limitation.

      If the Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio anticipates engaging in hedging transactions that are intended to qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to continue to qualify as a RIC.

     The Portfolio's use of options strategies may create "straddles" for federal income tax purposes, which may result in the deferral of losses, adjustments in the holding periods of securities held by the Portfolio and conversion of short-term capital losses into long-term capital losses. The Portfolio monitors its transactions in options and may make certain tax elections in order to mitigate these consequences and prevent disqualification of the Portfolio as a RIC.

      WASH SALES. The "wash sale" rules of the Code generally postpone deduction of a loss incurred upon the disposition of securities if, within 30 days before or after the disposition, the taxpayer acquires, or enters into a contract or purchases an option to acquire, substantially identical securities. Because a portfolio adviser of the Portfolio may not be fully aware, on a current basis, of purchases and sales effected by the other portfolio adviser of the Portfolio, it is possible that a loss incurred upon the sale of certain securities by one portfolio adviser may not be deductible currently for tax purposes, because the other portfolio adviser has purchased or does purchase, within the applicable period, substantially identical securities. The Portfolio attempts to reduce the likelihood of adverse tax consequences from the operation of the wash sale rules by making each of its portfolio advisers aware of losses sustained by its other portfolio advisers.


                    DESCRIPTION OF THE FUND

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the assets of the applicable series of any shareholder held personally liable solely by virtue of ownership of shares of the series. The Declaration of Trust also provides that the applicable series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. RSMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

      The Fund's Declaration of Trust further provides that the Trustees will not be liable for neglect or wrong doing provided they have exercised reasonable care and have acted in the reasonable belief that their actions are in the best interest of the Fund, but nothing in the Declaration of Trust protects or indemnifies a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      The shares of the Portfolio that are issued by the Fund are fully paid and non-assessable.

      The Declaration of Trust provides that the Fund will continue indefinitely unless a majority of the shareholders of the Fund or a majority of the shareholders of the Portfolio approve: (a) the sale of the Fund's assets or the Portfolio's assets to another diversified open-end management investment company; or (b) the liquidation of the Fund or the Portfolio. The Declaration of Trust further provides, however, that the Board of Trustees may take the actions specified in (a) or (b) if a majority of the Trustees determine that the continuation of the Portfolio or the Trust is not in the best interests of the Portfolio or the Trust or their respective shareholders as a result of factors or events adversely affecting the ability of the Portfolio or the Trust to conduct its business and operations in an economically viable manner. In the event of the liquidation of the Fund or the Portfolio, affected shareholders are entitled to receive the assets of the Fund or Portfolio that are available for distribution.

                       OTHER INFORMATION

      INDEPENDENT AUDITORS. Ernst & Young LLP, 1 North Charles Street, Baltimore, MD 21201, serves as the Fund's independent auditors, providing services which include (1) audit of the annual financial statements for the Portfolio, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal and state income tax returns filed on behalf of the Portfolio.

      The financial statements and financial highlights of the Portfolio appearing or incorporated by reference in the Fund's Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the Registration Statement or incorporated by reference. Such financial statements have been included herein or incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

      LEGAL  COUNSEL.   Kirkpatrick & Lockhart  LLP,  1800  Massachusetts
Avenue, N.W., 2nd Floor, Washington, DC 20036, serves as counsel  to  the
Fund.

      CUSTODIAN. Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, 2nd floor, Wilmington, DE 19890-0001, serves as the Fund's Custodian.

     TRANSFER AGENT. Rodney Square Management Corporation, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, serves as the Fund's Transfer Agent and Dividend Paying Agent.

      SUBSTANTIAL SHAREHOLDERS. As of December 31, 1996, WTC owned of record 91.0% of the shares of the Portfolio, including 75.0% owned beneficially, all on behalf of its customer accounts.


                     FINANCIAL STATEMENTS

      The Schedule of Investments as of December 31, 1996: the Statement of Assets and Liabilities as of December 31, 1996; the Statement of Operations for the fiscal year ended December 31, 1996; the Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and December 31, 1995; the Financial Highlights for the fiscal years ended December 31, 1996, 1995, 1994, 1993, and 1992; and the Notes to the
Financial Statements and the Report of Independent Auditors, each of which is included in the Annual Report to the shareholders of the Fund as of and for the fiscal year ended December 31, 1996, are attached hereto.


                           APPENDIX


      DESCRIPTION OF OPTION INCOME AND HEDGING STRATEGIES

      The following describes the Fund's option income and hedging strategies.

      OPTION INCOME AND HEDGING STRATEGIES. The Portfolio may purchase and write (sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

      The Portfolio may purchase call options on securities that a portfolio adviser intends to include in the Portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Portfolio to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

      The Portfolio may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      The Portfolio may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the portfolio adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Portfolio purchases a put option on a security held in its portfolio. If the portfolio adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's securities, and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's securities below the level sought to be protected by the put option.

     The Portfolio may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchases of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Portfolio declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Portfolio. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Portfolio would be obligated to sell the security at less than its market value. The Portfolio would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding. Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Portfolio's limitation on investing no more than 15% of its net asset in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the Portfolio could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

      The  Portfolio may also write covered put options on securities  in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Portfolio will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Portfolio would expect to suffer a loss.

      The Portfolio may purchase put and call options and write covered put and covered call options on U.S. securities indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets or a market sector rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Portfolio invests. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indexes on which options are purchased or written.

      OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Portfolio has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

      (1) the Portfolio will write only covered options, and each such option will remain covered so long as the Portfolio is obligated under the option;

      (2) the Portfolio may purchase a put or call option only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets;

      (3) the Portfolio may purchase protective put options (under which the security to be sold is identical or substantially identical to a security already held by the Portfolio or which the Portfolio has the right to purchase) with respect to not more than 25% of the value of its net assets;

      (4) the Portfolio may purchase put and call options, other than protective put options, with a value of up to 5% of the value of the Portfolio's net assets.

      COVER FOR OPTIONS STRATEGIES. The Portfolio will not use leverage in its options strategies and will write only covered options. Accordingly, the Portfolio will comply with guidelines established by the SEC with respect to coverage of options strategies and will either (1)
set aside cash or other liquid assets in a segregated account with its custodian in the prescribed amount, or (2) hold securities or other options positions whose values are expected to offset its obligations thereunder. Securities or other options positions used for cover cannot be sold or closed out while the option strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Portfolio may effectively terminate its right or obligation under an option by
entering  into  a  closing  transaction.   If  the  Portfolio  wishes  to
terminate its obligation to purchase or sell securities under a put or call option it has written, the Portfolio may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Portfolio may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Portfolio to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has acquired, the Portfolio will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Portfolio may experience material losses due to losses on the option transaction itself and in the covering securities.

      In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon a portfolio adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Portfolio is exercised or unless a closing transaction is effected with respect to that position, the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such other market exists. Although the Portfolio will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Portfolio having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because the Portfolio must maintain a covered position with respect to any call option it writes on a security or index, the Portfolio may not sell the underlying securities (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Portfolio's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      (4) Securities index options are settled exclusively in cash. If the Portfolio writes a call option on an index, the Portfolio will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus, will not know the amount of cash payable upon settlement. In addition, a holder of an index option, who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

     (5) The Portfolio's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; nevertheless, the Portfolio also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
PRESIDENT'S MESSAGE
---------------------------------------------------------------------------

DEAR SHAREHOLDER:

   The management of the Rodney Square Multi-Manager Fund is pleased to report to you the activity of the Fund for the year ended December 31, 1996.

PORTFOLIO REVIEW*

   The stock market was very rewarding to most equity investors during 1996, including shareholders of the Growth Portfolio. The total returns presented below represent changes in the market value plus capital gains distributed during the year, assumes distributions are reinvested and sales loads are not reflected.

           NET ASSET VALUE  CAPITAL GAINS  NET ASSET VALUE    TOTAL RETURN
PORTFOLIO  AS OF 12/31/95    DISTRIBUTED   AS OF 12/31/96  1/1/96 TO 12/31/96
---------  --------------    -----------   --------------  ------------------

  Growth       $17.41           $2.41          $19.22            24.25%

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   Strong mutual fund cash inflows and moderate economic growth fueled U.S. equity markets to record levels during 1996, achieving a second straight year of double digit returns. The Standard & Poor's 500 Index ("S&P 500"), an unmanaged, capitalization weighted index of five hundred publicly traded stocks, achieved a 22.96% gain for the year. The Russell 2000, comprised of the smallest 2,000 of the largest 3,000 U.S. companies, based on market capitalization, was up 16.50%. Among mutual funds with similar objectives, the Growth Portfolio had a 24.25% return compared to the 19.24% return for the Lipper growth fund category.

   During 1996, investors focused on the direction of economic growth and the possibility of a return of higher inflation as their principal measure of the strength of financial markets. U.S. equity markets corrected significantly in July as reports of robust economic growth began to filter out. However, as the summer continued, concerns about the strength of the economy and increased inflation subsided. This led investors to continue to place money into stocks, with mutual funds the preferred vehicle. An economy that was "not too hot, not too cold, but just right" continued to provide investors reasons to invest in stocks.

   Leadership within the equity markets changed quickly during 1996, but generally gravitated toward finance, technology and energy. Banks especially had a positive year and, based on the strength of their balance sheets and earnings growth, are in the best shape in three decades. Semiconductor stocks recovered quickly from a downturn in the summer to post impressive gains. The ongoing push to increase productivity continues to fuel demand for computer equipment and related products. Energy stocks were propelled higher by oil and gas prices that continued to surprise investors on the upside.

----------------
* PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES MAY FLUCTUATE, SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY WILMINGTON TRUST COMPANY OR ANY OTHER BANKING INSTITUTION, THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE TOTAL RETURN DOES NOT REFLECT THE EFFECT OF THE MAXIMUM SALES LOAD OF 4.00%. SEE FINANCIAL HIGHLIGHTS ON PAGE 11.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   The Growth Portfolio's continued focus on quality technology stocks helped it achieve excellent results for 1996. This was accomplished during a year when volatility in these stocks was, at times, significant. Frontier Capital Management Corporation ("Frontier") maintained a significant position in technology stocks throughout 1996, with 44% of its holdings in that sector at the end of the year. Frontier benefited from the ongoing boom in capital spending with positions such as Sungard Data Systems, Inc. and Tech Data Corp. William Blair & Company ("Blair") also held a significant position in technology stocks such as Microsoft Corp. and Oracle Systems Corp. Blair, with holdings in MBNA Corp. and State Street Boston Corp., also took advantage of the positive climate for banks and other financial institutions.

SUMMARY

   At the close of 1996, investors were faced with markets that were at or near their full values. The ability to add value to investors going forward will depend on the careful choosing of individual stocks rather than the choosing of broad market sectors. The multi-manager format of the Portfolio allows investors to participate in a broad array of large and small stocks using different management styles. In its role as fund manager, Rodney Square Management Corporation will continue to review and evaluate the individual sub-advisers in an effort to deliver consistent, above average performance to shareholders.

[GRAPH]

COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                        FEB-87   DEC-87    DEC-88    DEC-89    DEC-90    DEC-91    DEC-92    DEC-93    DEC-94    DEC-95    DEC-96
RS GROWTH PORT (LOAD)   9600     8085.31   9778.39   12433     11544.7   16340.4   17312     19833.8   19788.2   25413.1   31576.6
S&P 500                10000     9380     10880.8    14326.8   13879.8   18108.9   19492.4   21457.3   21738.4   29907.6   36777.4

*  PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  THE VALUES SHOWN FOR
   THE PORTFOLIOS REFLECT THE EFFECT OF THE  MAXIMUM  SALES LOAD OF 4.00% ON A
   HYPOTHETICAL INITIAL INVESTMENT OF  $10,000 AND WITH  DIVIDENDS REINVESTED.
   RETURNS  ARE  HIGHER  DUE TO  MAINTENANCE  OF THE  PORTFOLIO'S  EXPENSES BY
   RODNEY SQUARE MANAGEMENT CORPORATION.  SEE FINANCIAL HIGHLIGHTS ON PAGE 11.
** NAV DOES NOT REFLECT THE LOAD.


The Portfolio's ten largest holdings as of December 31, 1996 are listed below:

                  Household International, Inc.
                 Automatic Data Processing, Inc.
                           MBNA Corp.
                        First Data Corp.
                    State Street Boston Corp.
                   Molex, Inc. Class A Shares
                         Cognizant Corp.
                  Shared Medical Systems Corp.
                         Microsoft Corp.
                         Home Depot Inc.


These positions change over time and may not be in the Portfolio at any time other than December 31, 1996.

   We invite your questions and comments and thank you for your investment in the Rodney Square Multi-Manager Fund. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.


                                Sincerely,

                                /s/ Martin L. Klopping

                                Martin L. Klopping
                                President

February 17, 1997

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
INVESTMENTS/DECEMBER 31, 1996
(Showing Percentage of Total Value of Net Assets)
-------------------------------------------------------------------------
                                                  PAR           VALUE
												 (000)         (NOTE 2)
												 -----         --------
REPURCHASE AGREEMENT - 0.1%
  With  C.S.  First Boston Group, Inc.
  at 7.10% dated 12/31/96, to be
  repurchased at $106,042 on 01/02/97
  collateralized by $110,000, Federal
  Home Loan Mortgage Corporation
  Discount Notes due 02/06/97 (market
  value $109,351)(COST $106,000).............        106      $   106,000
                                                              -----------

                                                 SHARES
	                                             ------

COMMON STOCK - 100.0%
COMMUNICATIONS & BROADCASTING - 1.8%
     Airtouch Communications, Inc.*..........     18,000         454,500
     Lamar Advertising Co.*..................      8,700         210,975
     Primus Telecommunications Group, Inc.*..      6,500          82,875
     SFX Broadcasting, Inc. (A Shares)*......      3,700         110,075
     Transaction Network Services, Inc.*.....     12,850         147,775
     True North Communications, Inc..........     18,000         393,750
                                                             -----------
     TOTAL COMMUNICATIONS & BROADCASTING...............        1,399,950
                                                             -----------
DURABLE GOODS - 0.3%
     Intergraph Corp.*.......................     23,800         243,950
                                                             -----------

FINANCE, INSURANCE & REAL ESTATE - 9.7%
     INSURANCE - 0.1%
     Symons International Group, Inc.*.......      5,800          97,150
                                                             -----------

     SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS - 2.4%
     Household International, Inc............     20,000       1,845,000
                                                             -----------

     SECURITY & COMMODITY BROKERS, DEALERS & SERVICES - 2.9%
     Alex Brown, Inc.........................     12,700         920,750
     Raymond James Financial, Inc............     42,193       1,271,064
                                                             -----------
                                                               2,191,814
                                                             -----------
     STATE & NATIONAL BANKS - 4.3%
     MBNA Corp...............................     40,000       1,660,000
     State Street Boston Corp................     25,000       1,612,500
                                                             -----------
                                                               3,272,500
                                                             -----------
     TOTAL FINANCE, INSURANCE & REAL ESTATE............        7,406,464
                                                             -----------
MANUFACTURING - 39.0%
     CHEMICALS & ALLIED PRODUCTS - 2.3%
     Airgas, Inc.*...........................     20,000         440,000
     Cambrex Corp............................     10,500         343,875
     Hanna (M.A.) Co.........................     44,000         962,500
                                                             -----------
                                                               1,746,375
                                                             -----------
     COMPUTER & OFFICE EQUIPMENT - 7.3%
     Accent Color Sciences, Inc.*............      9,300          79,050
     Black Box Corp.*........................     24,300       1,002,375
     Data General Corp.*.....................     27,900         404,550
     Digital Link Corp.*.....................      5,500         133,375
     HPR Inc.*...............................      8,000         110,000
     Hyperion Software Corp.*................     18,100         384,625
     Intel Corp..............................     10,000       1,309,375
     Linear Technology Corp..................     10,000         438,750
     Microsoft Corp.*........................     17,000       1,404,625
     Microcom, Inc.*.........................     10,400         128,700
     3D Systems Corp.*.......................      6,600          84,150
     Xcellenet, Inc.*........................      4,700          75,787
                                                             -----------
                                                               5,555,362
                                                             -----------
     ELECTRICAL MEASUREMENT & TEST INSTRUMENTS - 0.7%
     Genrad, Inc.*...........................     23,000         534,750
                                                             -----------

     FOOD & BEVERAGE - 0.4%
     Smithfield Foods, Inc.*.................      8,100         307,800
                                                             -----------

     MISC. ELECTRICAL MACHINERY, EQUIP. & SUPPLIES - 8.2%
     Anadigics, Inc.*........................      5,800         227,650
     Berg Electronics Corp.*.................     13,600         399,500
     Windmere-Durable Holdings, Inc.
      Warrants, Expire 01/19/98, Exercise
      Price $7.50............................        131             704
     Genlyte Group, Inc.*....................     14,600         182,500
     Lattice Semiconductor Corp.*............     16,250         747,500
     Maxim Integrated Products, Inc.*........     24,000       1,038,000
     Microchip Technology, Inc.*.............     13,900         707,162
     Molex, Inc. (A Shares)..................     45,000       1,603,125
     Symbol Technologies, Inc.*..............     12,800         566,400
     Xilinx, Inc.*...........................     21,000         773,063
                                                             -----------
                                                               6,245,604
                                                             -----------
     MISC. INDUSTRIAL MACHINERY & EQUIP. - 4.1%
     Applied Power, Inc. (A Shares)..........     12,000         475,500
     Camco International, Inc................      8,800         405,900
     Harman International Industries, Inc....     18,900       1,051,312
     Illinois Tool Works, Inc................      6,000         479,250
     Tower Automotive, Inc.*.................      7,900         246,875
     Varco International, Inc.*..............     18,700         432,437
                                                             -----------
                                                               3,091,274
                                                             -----------
     MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.2%
     Brown & Sharpe Manufacturing Co.
      (A Shares).............................     13,200         184,800
     Cavalier Homes, Inc.....................     10,546         121,279
     Continental Homes Holding Corp..........      7,600         161,500
     Pittway Corp. (A Shares)................      8,400         449,400
                                                             -----------
                                                                 916,979
                                                             -----------
     NONFERROUS METALS - 0.4%
     Oregon Metallurgical Corp...............      9,900         319,275
                                                             -----------

     PHARMACEUTICAL PREPARATIONS - 4.1%
     Anika Research, Inc.*...................      4,140          15,525
     Elan Corp. plc, ADR*....................     36,000       1,197,000
     Physio-Control International Corp.*.....      8,600         193,500
     R.P. Scherer Corp.*.....................     21,100       1,060,275
     Smithkline Beecham plc, ADR.............     10,000         680,000
                                                             -----------
                                                               3,146,300
                                                             -----------
     PRECISION INSTRUMENTS & MEDICAL SUPPLIES - 4.4%
     Advanced Technology Laboratories,
      Inc.*..................................     17,800         551,800
     Cognex Corp.*...........................     15,000         277,500
     Fisher Scientific International.........      8,200         386,425
     Haemonetics Corp.*......................     38,400         724,800
     Medtronic, Inc..........................     10,000         680,000
     Nellcor Puritan Bennet, Inc.*...........     30,000         656,250
     Respironics, Inc.*......................      5,400          93,825
                                                             -----------
                                                               3,370,600
                                                             -----------
     PRINTING & PUBLISHING - 1.6%
     Applied Graphics Technology, Inc.*......      5,500         160,187
     Gibson Greeting, Inc....................     10,000         196,250
     International Imaging Materials, Inc.*..      8,200         186,550
     Wallace Computer Services, Inc..........     20,000         690,000
                                                             -----------
                                                               1,232,987
                                                             -----------
     TELECOMMUNICATIONS EQUIPMENT - 3.5%
     Analog Devices, Inc.*...................     34,725       1,176,309
     Coherent Communications Systems Corp.*..      7,900         154,050
     Digital Microwave Corp.*................     12,300         342,863
     Microwave Power Devices, Inc.*..........     12,300          33,825
     Network Equip. Technologies, Inc.*......     19,500         321,750
     Oak Industries, Inc.*...................      7,300         167,900
     Ortel Corp.*............................      5,000         120,000
     Summa Four, Inc.*.......................      5,100          42,713
     Westell Technologies, Inc.*.............     11,200         256,200
                                                             -----------
                                                               2,615,610
                                                             -----------
     TEXTILES & APPAREL - 0.6%
     Cintas Corp.............................      7,500         440,625
                                                             -----------

     TRANSPORTATION EQUIPMENT - 0.2%
     Dura Automotive Systems, Inc.*..........      6,600         148,500
                                                             -----------

     TOTAL MANUFACTURING...............................       29,672,041
                                                             -----------
MINING - 3.3%
     CRUDE PETROLEUM & NATURAL GAS - 2.2%
     American Exploration Co.*...............      7,800         124,800
     BJ Services Co.*........................      6,200         316,200
     Belco Oil & Gas Corp.*..................      7,000         191,625
     Devon Energy Corp.......................      8,400         291,900
     Pogo Producing Co.......................      8,700         411,075
     Snyder Oil Corp.........................      8,900         154,637
     Wiser Oil Co............................      8,800         173,800
                                                             -----------
                                                               1,664,037
                                                             -----------
     MISCELLANEOUS METAL ORES - 1.1%
     Minerals Technologies, Inc..............     20,000         820,000
                                                             -----------

     TOTAL MINING......................................        2,484,037
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS - 0.1%
     Fairfield Communities, Inc.*............      1,600          39,600
                                                             -----------

SERVICES - 29.3%
     AMUSEMENT & RECREATION SERVICES - 1.0%
     Walt Disney Co..........................      8,000         557,000
     Scientific Games Holdings Corp.*........      7,000         187,250
                                                             -----------
                                                                 744,250
                                                             -----------
     BUSINESS SERVICES - 7.8%
     Automatic Data Processing, Inc..........     40,000       1,715,000
     CDI Corp.*..............................      8,900         252,538
     CUC International, Inc.*................     20,000         475,000
     Donnelley Enterprise Solutions, Inc.*...      4,300         105,350
     F.Y.I. Inc.*............................      7,700         160,737
     First Data Corp.........................     45,000       1,642,500
     Norrell Corp............................     17,000         463,250
     PMT Services, Inc.*.....................     20,100         351,750
     Reuters Holding plc, ADR................      5,000         382,500
     Service Experts, Inc.*..................      4,900         127,400
     Snyder Communications, Inc.*............      4,400         118,800
     TMP Worldwide, Inc.*....................      8,100         103,275
     Tetra Technologies, Inc.*...............      1,700          42,925
                                                             -----------
                                                               5,941,025
                                                             -----------
     COMPUTER SERVICES - 15.3%
     Axiom Corp.*............................     42,800       1,027,200
     American Management Systems, Inc.*......     20,000         490,000
     BA Merchant Services, Inc. (A Shares)*..     25,000         446,875
     BDM International, Inc..................      3,700         200,725
     Boole & Babbage, Inc.*..................     14,850         371,250
     Broadway & Seymour, Inc.*...............      9,000          94,500
     Ceridian Corp.*.........................     14,700         595,350
     Cognizant Corp..........................     45,000       1,485,000
     Computer Task Group, Inc................      8,900         383,812
     DecisionOne Holdings Corp.*.............      6,600         108,900
     Factset Research Systems, Inc.*.........      5,400         113,400
     Fiserv, Inc.*...........................     22,412         823,641
     Gensym Corp.*...........................      7,200          85,950
     IA Corp. I*.............................      9,500          55,813
     Information Resources, Inc.*............         31             434
     Intuit, Inc.*...........................     10,000         315,000
     MDL Information Systems, Inc.*..........     11,000         204,875
     Manugistics Group, Inc.*................      5,400         214,650
     Marcam Corp. (Rights 1/1000 Share
      of Junior Preferred @ $60)*............     16,000         208,000
     Mastech Corp.*..........................      7,100         134,900
     May & Speh, Inc.*.......................     20,000         245,000
     Oracle Systems Corp.*...................     10,000         417,500
     The Peak Technologies Group *...........      6,400          76,800
     Projest Software, Inc.*.................      4,600         194,925
     RTW, Inc.*..............................      6,250         114,844
     SCI Systems, Inc.*......................     11,600         517,650
     Shared Medical Systems Corp.............     30,000       1,477,500
     State of The Art, Inc.*.................     10,700         132,412
     Sungard Data Systems, Inc.*.............     23,800         940,100
     Telxon Corp.............................     11,100         135,975
                                                             -----------
                                                              11,612,981
                                                             -----------
     MEDICAL & HEALTH SERVICES - 3.6%
     American Medical Response, Inc.*........      6,100         198,250
     Conmed Corp.*...........................      4,500          92,250
     Healthsouth Corp.*......................     30,000       1,158,750
     Interim Services, Inc.*.................     22,000         781,000
     Pharmaceutical Product Dev., Inc.*......      9,200         232,300
     Total Renal Care Holdings, Inc.*........      7,000         253,750
     Veterinary Centers of America, Inc.*....      5,800          63,800
                                                             -----------
                                                               2,780,100
                                                             -----------
     PERSONAL SERVICES - 0.6%
     Stewart Enterprises, Inc. (A Shares)....     14,550         494,700
                                                             -----------

     SANITARY SERVICES - 1.0%
     Allied Waste Industries, Inc.*..........     28,400         262,700
     United Waste Systems, Inc.*.............     14,600         501,875
                                                             -----------
                                                                 764,575
                                                             -----------
     TOTAL SERVICES....................................       22,337,631
                                                             -----------
TRANSPORTATION - 2.2%
     Air Express International Corp..........     29,925         965,081
     Sea Containers, Ltd. ...................     11,300         176,563
     U.S. Freightways Corp...................     20,000         548,750
                                                             -----------
     TOTAL TRANSPORTATION..............................        1,690,394
                                                             -----------
WHOLESALE & RETAIL TRADE - 14.3%
     MISCELLANEOUS RETAIL STORES - 3.9%
     Autozone, Inc.*.........................     20,000         550,000
     Barnes & Noble, Inc.*...................     12,000         324,000
     Best Buy Co., Inc.*.....................     14,000         148,750
     Just For Feet, Inc.*....................      6,262         164,377
     Office Depot, Inc. (Rights 1/1000
      Share of Junior Preferred @ $95)*......     15,000         266,250
     Sports & Recreation, Inc.*..............     27,750         215,063
     Wal-Mart Stores, Inc....................     35,000         800,625
     Walgreen Co. ...........................     13,000         520,000
                                                             -----------
                                                               2,989,065
                                                             -----------
     RETAIL APPAREL & ACCESSORY STORES - 0.4%
     Gymboree Corp.*.........................      3,700          84,638
     Linens `n Things, Inc.*.................      9,700         190,363
                                                             -----------
                                                                 275,001
                                                             -----------
     RETAIL BUILDING MATERIALS - 1.8%
     Home Depot, Inc.........................     28,000       1,403,500
                                                             -----------

     RETAIL EATING & DRINKING PLACES - 0.6%
     Applebee's International, Inc. (Rights
      1/1000 Share of Preferred @ $75)            17,000         467,500
                                                             -----------

     RETAIL FURNITURE & APPLIANCE STORES - 0.9%
     Williams-Sonoma, Inc.*..................     17,900         651,113
                                                             -----------

     WHOLESALE CHEMICALS & DRUGS - 1.7%
     Amerisource Health Corp. (A Shares)*....      6,900         332,925
     Cardinal Health, Inc....................     16,624         968,348
                                                             -----------
                                                               1,301,273
                                                             -----------
     WHOLESALE ELECTRONIC EQUIP. & COMPUTERS - 3.2%
     Allen Group, Inc........................     17,600         391,600
     Daisytek International Corp.*...........      8,200         336,200
     Hughes Supply, Inc......................      5,800         250,125
     Tech Data Corp.*........................     43,800       1,199,025
     Wyle Electronics........................      7,500         296,250
                                                             -----------
                                                               2,473,200
                                                             -----------
     WHOLESALE MISCELLANEOUS - 1.8%
     Alco Standard Corp......................     17,000         877,625
     Bearings, Inc...........................      9,000         250,875
     Staples, Inc.*..........................     11,500         207,719
                                                             -----------
                                                               1,336,219
                                                             -----------

     TOTAL WHOLESALE & RETAIL TRADE....................       10,896,871
                                                             -----------
     Total Common Stock
      (Cost $47,702,993)...............................       76,170,938
                                                             -----------



TOTAL INVESTMENTS (COST $47,808,993)+ - 100.1%.........       76,276,938

OTHER ASSETS AND LIABILITIES,NET - (0.1)%..............         (103,197)
                                                             -----------

NET ASSETS - 100.0%...................................       $76,173,741
                                                             ===========
*  Non-income producing security.
+  Cost for federal income tax purposes (Note 3).

The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
FINANCIAL STATEMENTS
----------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996


ASSETS:
Investments in securities (including
 repurchase agreement of $106,000), at
 market (identified cost $47,808,993)
 (Note 2)...............................                 $  76,276,938
Dividends and interest receivable.......                        49,214
Receivable for Fund shares sold.........                        51,977
Other assets............................                           267
                                                         -------------
 Total assets...........................                    76,378,396
                                                         -------------

LIABILITIES:
Due to Manager (Note 4).................    $      63,955
Payable for investments purchased.......           61,030
Payable for Fund shares redeemed........           22,138
Other accrued expenses (Note 4).........           57,532
                                            -------------
 Total liabilities......................                       204,655
                                                         -------------

NET ASSETS..............................                 $  76,173,741
                                                         -------------

NET ASSETS CONSIST OF:
Shares of beneficial interest...........                 $      39,640
Additional paid-in capital..............                    47,667,243
Distributions in excess of net
 realized gains.........................                        (1,087)
Net unrealized appreciation of
 investments (Note 3)...................                    28,467,945
                                                         -------------

NET ASSETS, for 3,963,965 shares
  outstanding...........................                   $76,173,741
                                                         -------------

NET ASSET VALUE and redemption price
 per share ($76,173,741 / 3,963,965
 outstanding shares of beneficial
 interest, $0.01 par value).............                        $19.22
                                                         -------------
Maximum offering price per share
 (100/96.00 of $19.22)..................                        $20.02
                                                         -------------

The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
FINANCIAL STATEMENTS - CONTINUED
----------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

INVESTMENT INCOME:
 Dividends..............................                 $     371,228
 Interest...............................                        84,999
                                                         -------------
                                                               456,227
                                                         -------------

EXPENSES:
 Management fee (Note 4)................    $     706,321
 Distribution expenses (Note 4).........           16,899
 Custodian fee (Note 4).................           33,657
 Transfer Agent fee (Note 4)............           15,218
 Administration fee (Note 4)............           63,569
 Accounting fee (Note 4)................           45,000
 Trustees' fees and expenses (Note 4)...            5,175
 Legal..................................           39,044
 Audit..................................           36,316
 Registration fees......................           12,085
 Shareholder reports....................           20,305
 Miscellaneous..........................           13,835
                                            -------------
   Total expenses.......................                     1,007,424
                                                         -------------
Net investment loss.....................                      (551,197)
                                                         -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investment
     transactions.......................                     9,091,297
   Net unrealized appreciation of
     investments during the year........                     6,815,611
                                                         -------------

 Net gain on investments................                    15,906,908
                                                         -------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................                 $  15,355,711
                                                         -------------

The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
FINANCIAL STATEMENTS - CONTINUED
----------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss....................                 $    (551,197)
 Net realized gain on investment
   transactions.........................                     9,091,297
 Net unrealized appreciation of
   investments during the year..........                     6,815,611
                                                         -------------
 Net increase in net assets resulting
   from operations......................                    15,355,711
                                                         -------------
Distributions to shareholders from:
 Net capital gain ($2.41 per share).....                    (8,583,660)
                                                        -------------
Increase in net assets from Fund
   share transactions (Note 5)..........                     3,090,954
                                                         -------------
Increase in net assets..................                     9,863,005

NET ASSETS:
 Beginning of year......................                    66,310,736
                                                         -------------
 End of year............................                 $  76,173,741
                                                         -------------


FOR THE YEAR ENDED DECEMBER 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss....................                 $    (338,052)
 Net realized gain on investment
   transactions.........................                     7,295,858
 Net unrealized appreciation of
   investments during the year..........                     8,615,648
                                                         -------------
 Net increase in net assets resulting
   from operations......................                    15,573,454
                                                         -------------
Distributions to shareholders from:
 Net capital gain ($2.01 per share).....                    (6,955,073)
                                                         -------------
Decrease in net assets from Fund share
 transactions (Note 5)..................                    (7,574,816)
                                                         -------------
Increase in net assets..................                     1,043,565

NET ASSETS:
 Beginning of year......................                    65,267,171
                                                         -------------
 End of year............................                 $  66,310,736
                                                         -------------
The accompanying notes are an integral part of the financial statements.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------

  The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                FOR THE YEARS ENDED DECEMBER 31,
														----------------------------------------------
                                                         1996      1995      1994      1993      1992
														------    ------    ------    ------    ------
NET ASSET VALUE - BEGINNING OF YEAR  ..............     $17.41    $15.14    $16.39    $15.56    $15.68
														------    ------    ------    ------    ------

INVESTMENT OPERATIONS:
 Net investment loss* .............................      (0.15)    (0.10)    (0.03)    (0.03)     0.00
 Net realized and unrealized gain (loss)
  on investments  .................................       4.37      4.38     (0.02)     2.29      0.92
														------    ------    ------    ------    ------
    Total from investment operations ..............       4.22      4.28     (0.05)     2.26      0.92
														------    ------    ------    ------    ------

DISTRIBUTIONS:
 From net realized gain on investments ............      (2.41)    (2.01)    (1.20)    (1.43)    (1.04)
														------    ------    ------    ------    ------

NET ASSET VALUE - END OF YEAR .....................     $19.22    $17.41    $15.14    $16.39    $15.56
                                                        ======    ======    ======    ======    ======

TOTAL RETURN** ....................................     24.25%    28.43%   (0.23)%    14.57%     5.95%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Expenses..........................................      1.43%     1.43%     1.38%     1.42%     1.46%
 Net investment loss  .............................    (0.78)%   (0.53)%   (0.17)%   (0.18)%   (0.03)%
Portfolio turnover rate ...........................     34.84%    49.12%    37.05%    44.38%    37.79%
Average commission rate paid+......................     $0.063         -         -         -         -
Net assets at end of year (000's omitted)..........    $76,174   $66,311   $65,267   $66,091   $60,852


* The net investment income per share for the year ended December 31, 1996 was calculated using average shares outstanding.
** These results do not include the sales load. If the sales load had been included, the returns would have been lower.
+ Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------

1.DESCRIPTION  OF  THE  FUND.  The Rodney Square  Multi-Manager  Fund  (the
  "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Declaration of Trust, dated August 19, 1986, as last amended on February 15, 1993, permits the Board of Trustees to establish separate series each of which issues a separate class of shares. The Growth Portfolio (the "Portfolio") is the only series currently offered by the Fund. The investment objective of the Growth Portfolio is to produce superior long-term capital appreciation by investing in securities of companies which are judged by its portfolio advisers to possess strong growth characteristics.

2.SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

        SECURITY VALUATION. The Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, such securities will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

        REPURCHASE AGREEMENTS. The Portfolio, through it's custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 101% of the resale price. Rodney Square Management Corporation ("RSMC") is responsible for determining that the value of these underlying securities is at all times equal to 101% of the resale price.

        FEDERAL INCOME TAXES. The Portfolio is treated as a separate entity and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Portfolio reclassified $(551,197) and $511,457 from accumulated net investment loss and accumulated net realized gain, respectively, to additional paid-in capital. These reclassifications were made to present undistributed income and accumulated gains on a tax basis and have no impact on the net asset value of the Portfolio. Certain temporary book/tax timing differences are reflected as "distributions in excess of net realized gains" in the Statement of Assets and Liabilities.

        DISTRIBUTIONS TO SHAREHOLDERS. Distributions of net investment income earned and net capital gains realized by the Portfolio, if any, will be made annually in December. An additional distribution may be made to the extent necessary to avoid the payment of a 4% excise tax.

        USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        OTHER. Investment security transactions are accounted for on a trade date basis. The Portfolio uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

3.PURCHASES  AND  SALES OF INVESTMENT SECURITIES.  During  the  year  ended
  December 31, 1996, purchases and sales of investment securities (excluding short-term investments) were $24,123,641 and $27,640,441, respectively.

        The following balances for the Portfolio are as of December 31, 1996:

      COST FOR     NET TAX BASIS   TAX BASIS GROSS   TAX BASIS GROSS
   FEDERAL INCOME    UNREALIZED       UNREALIZED        UNREALIZED
    TAX PURPOSES    APPRECIATION     APPRECIATION      DEPRECIATION
	------------    ------------     ------------      ------------
    $47,808,993     $28,467,945      $30,446,978       ($1,979,033)

4.MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES.  The Fund  employs
  RSMC, a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which in turn is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company, to provide asset management, consulting services and other services to the Fund. The Portfolio's assets are managed by portfolio advisers who have entered into advisory agreements with RSMC and the Fund.

        For management services to the Fund, RSMC receives an annual fee equal to 1.00% of the average daily net assets of the Portfolio up to $200 million of Fund assets and 0.95% of the average daily net assets in excess of $200 million. RSMC has agreed to waive its fees or reimburse the Portfolio monthly to the extent that operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 1.50% of average daily net assets. The management fee paid to RSMC for the year ended December 31, 1996 amounted to $706,321.

        RSMC serves as Administrator to the Fund under an Administration Agreement dated December 31, 1992. Pursuant to this agreement, RSMC is responsible for services such as budgeting, maintaining federal registration for the Fund's shares, financial reporting, compliance monitoring and corporate management. For the services provided, RSMC receives a monthly administration fee from the Fund at an annual rate of 0.09% of the Portfolio's average daily net assets. The administration fee paid to RSMC for the year ended December 31, 1996 amounted to $63,569.

        WTC  serves  as  Custodian of the assets  of  the  Fund.   For  its
  services, WTC is paid an annual fee based upon the average daily net assets of the Portfolio as follows: 0.025% of average daily net assets of the Portfolio up to $50 million; 0.020% of average daily net assets of the Portfolio in excess of $50 million up to $100 million and 0.015% of average daily net assets of the Portfolio over $100 million, plus $15 per purchase, sale or maturity of a portfolio security. The custodian fee is subject to a minimum charge of $1,000 per month, exclusive of any transaction charges.

        RSMC serves as Transfer and Dividend Paying Agent for the Fund pursuant to a Transfer Agent Agreement with the Fund dated December 31, 1992. For its services, the Fund pays RSMC $7 per shareholder account per year, plus various other transaction fees, subject to a minimum of $1,000 per month, plus out-of-pocket expenses.

        Pursuant to a Distribution Agreement with the Fund dated December 31, 1992, Rodney Square Distributors, Inc. ("RSD"), a wholly owned subsidiary of WTC, manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials. The Fund's Board of Trustees has adopted, and the Fund's shareholders have approved, a distribution plan pursuant to Rule 12b-1 under the 1940 Act to allow the Fund to reimburse RSD for certain distribution activities and to allow WTC to incur certain expenses, the payment of which may be considered to constitute indirect payment by the Fund of distribution expenses. The Board of Trustees has authorized annual payments of up to 0.25% of the Portfolio's average daily net assets to reimburse RSD for such expenses. For the year ended December 31, 1996, such expenses amounted to $16,899.

        RSMC determines the net asset value per share of the Portfolio and provides accounting services to the Fund pursuant to an Accounting Services Agreement with the Fund on behalf of the Portfolio. For its services, RSMC receives an annual fee of $45,000 plus an amount equal to 0.02% of that portion of the Portfolio's average daily net assets in excess of $100 million. For the year ended December 31, 1996, RSMC's fees for accounting services amounted to $45,000.

        The salaries of all officers of the Fund, the Trustees who are "interested persons" of the Fund, RSMC, RSD, or their affiliates and all personnel of the Fund, RSMC or RSD performing services related to research, statistical and investment activities are paid by RSMC, RSD or their affiliates. For the year ended December 31, 1996, the fees and expenses of the "non-interested" Trustees amounted to $5,175.

5.FUND  SHARES.   At  December 31, 1996, there was an unlimited  number  of
  shares  of  beneficial  interest,  $0.01  par  value,  authorized.    The
  following table summarizes the activity in shares of the Portfolio:


                                FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                DECEMBER 31, 1996      DECEMBER 31, 1995
                                ------------------     ------------------
                                SHARES    AMOUNT         SHARES    AMOUNT
                                ------    ------         ------    ------

Shares sold..............      167,501   $3,187,296     388,740   $7,028,995
Shares issued to
  shareholders in
  reinvestment of
  distributions..........      392,595    7,522,118     349,493    6,021,765
Shares redeemed..........     (404,017)  (7,618,460) (1,240,767) (20,625,576)
                            ----------   ----------  ----------  -----------
Net increase (decrease)..      156,079   $3,090,954    (502,534) $(7,574,816)
                                         ==========              ===========
Shares outstanding:
Beginning of year........    3,807,886                4,310,420
                            ----------               ----------
End of year..............    3,963,965                3,807,886
                            ==========               ==========

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
---------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Trustees of The Rodney Square Multi-Manager Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Rodney Square Multi-Manager Fund - The Growth Portfolio as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rodney Square Multi-Manager Fund - The Growth Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP

Baltimore, Maryland
January 24, 1997

THE RODNEY SQUARE MULTI-MANAGER FUND - THE GROWTH PORTFOLIO
-----------------------------------------------------------
TAX INFORMATION
---------------------------------------------------------------------------

By now shareholders to whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV from the Portfolio.

The Growth Portfolio paid distributions of $2.405 per share from net long-term capital gains during the year ended December 31, 1996. Pursuant to Section 852 of the Internal Revenue Code, the Growth Portfolio designated $8,583,660 as capital gain distributions for the fiscal year ended December 31, 1996.

Outside cover - divided into two sections.

[Left Section]

TRUSTEES
Eric Brucker
Fred L. Buckner
Robert J. Christian
Martin L. Klopping
John J. Quindlen
-------------------

OFFICERS
Martin L. Klopping, PRESIDENT
Joseph M. Fahey, Jr., VICE PRESIDENT
Robert C. Hancock, VICE PRESIDENT & TREASURER
Carl M. Rizzo, Esq., SECRETARY
Diane D. Marky, ASSISTANT SECRETARY
Connie L. Meyers, ASSISTANT SECRETARY
John J. Kelley, ASSISTANT TREASURER
-----------------------------------

FUND MANAGER, ADMINISTRATOR AND
TRANSFER AGENT
Rodney Square Management Corporation
------------------------------------

CUSTODIAN
Wilmington Trust Company
------------------------

DISTRIBUTOR
Rodney Square Distributors, Inc.
--------------------------------

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
--------------------------

INDEPENDENT AUDITORS
Ernst & Young LLP
-----------------

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND.   THE REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE  FUND  UNLESS  PRECEDED OR  ACCOMPANIED BY AN
EFFECTIVE PROSPECTUS.

RS04-2/97

[Right section]

the RODNEY SQUARE
    MULTI-MANAGER FUND
	THE GROWTH PORTFOLIO

    [graphic]  RSMC logo

    ANNUAL REPORT
	DECEMBER 31, 1996

             THE RODNEY SQUARE MULTI-MANAGER FUND

                  Items Required By Form N-1A

                 PART C  -  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.
  a.Financial Statements:
     Included in Part A of this Registration Statement:
        Financial Highlights for each of the nine years in the period ended December 31, 1996 for the Growth
          Portfolio and for the period from February 26, 1987
          (Commencement of Operations) through December 31,
          1987 for the Growth Portfolio.

     Included in Part B of this Registration Statement:

          Investments, December 31, 1996
          Statement of Assets and Liabilities, December 31,
            1996
          Statement of Operations for the fiscal year ended
            December 31, 1996
          Statements of Changes in Net Assets for the fiscal
            years ended December 31, 1996 and 1995
          Financial Highlights for each of the five years in
            the period ended December 31, 1996
          Notes to Financial Statements
          Report of Independent Auditors


     Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

  b.Exhibits:
     1.(a)Declaration of Trust of the Registrant dated
          August 19, 1986 as Amended and Restated on November
          10, 1986. (Incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to this Registration Statement filed on November 12, 1986).
       (b)Amendment to Declaration of Trust of the Registrant dated December 29, 1986. (Incorporated by reference to Exhibit 1(b) to Pre-Effective Amendment No. 2 to this Registration Statement filed on January 28,
          1987).
       (c)Amendment to Declaration of Trust of the Registrant dated February 15, 1993. (Incorporated by reference
		  to Exhibit 1(c) to Post-Effective Amendment No. 9 to this Registration Statement filed on February 28, 1994).
     2. Bylaws of the Registrant as Amended on May 20, 1987. (Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 1 to this Registration
          Statement filed on July 31, 1987).
     3.   Voting Trust Agreement - None.


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED).

     4.   Instruments Defining the Rights of Shareholders.
       (a)Amended and Restated Declaration of Trust dated November 10, 1986 as Amended December 29, 1986 and February 15, 1993. (Incorporated by reference to
          Exhibit 4 (a) to Post-Effective Amendment No. 9 to this registration statement filed on February 28,
          1994).
       (b)By-laws of the Registrant as Amended on May 20,
          1987. (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 9 to this registration statement filed on February 28, 1994).
     5.(a)Fund Management Agreement between the Registrant and Rodney Square Management Corporation dated December 2, 1989. (Incorporated by reference to
          Exhibit 5(a) to Post-Effective Amendment No. 4 to this Registration Statement filed on March 2, 1990).
       (b)Advisory Agreement among the Registrant, Rodney Square Management Corporation and Frontier Capital Management Co., Inc. (Incorporated by reference to
          Exhibit 5(f) to Post-Effective Amendment No. 1 to this Registration Statement filed on July 31, 1987).
       (c)Advisory Agreement among the Registrant, Rodney Square Management Corporation and William Blair & Company L.L.C. (Incorporated by reference to Exhibit 5(o) to Post-Effective Amendment No. 4 to this Registration Statement filed on March 2, 1990).
     6.(a)Distribution Agreement between the Registrant and Rodney Square Distributors, Inc., dated December 31, 1992. (Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 8 to this Registration Statement filed on February 26, 1993).

       (b)Form of Selected Dealer Agreement between Rodney Square Distributors, Inc. and the broker-dealer as listed in Schedule B to the Agreement effective December 31, 1992. (Incorporated by reference to
          Exhibit 6(b) to Post-Effective Amendment No. 9 to this Registration Statement filed on February 28,
          1994).
     7.   Bonus, Profit Sharing or Pension Plans - None.
     8. Custodian Agreement between the Registrant and Wilmington Trust Company dated January 30, 1987. (Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 to this Registration Statement filed on July 31, 1987).
     9.(a)Transfer Agency Agreement between the Registrant and Rodney Square Management Corporation dated December 31, 1992. (Incorporated by reference to
          Exhibit 9(a) to Post-Effective Amendment No. 8 to this Registration Statement filed on February 26,
          1993).

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS (CONTINUED).

       (b)Accounting Services Agreement between the Registrant and Rodney Square Management Corporation dated October 1, 1989. (Incorporated by reference to
          Exhibit 9(c) to Post-Effective Amendment No. 6 to this Registration Statement filed on March 1, 1991).
       (c)Administration Agreement between the Registrant and Rodney Square Management Corporation dated December 31, 1992. (Incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 8 to this Registration Statement filed on February 26, 1993).
     10. Opinion of Kirkpatrick & Lockhart. (Opinion at the time of Fund creation filed with the Securities and Exchange Commission on or about February 23, 1987 under Rule 24f-2).
     11.  Consent of Ernst & Young L.L.P., independent
          auditors for  Registrant.  (Filed herewith).
     12.  Financial Statements omitted from Part B - None.
     13. Letter of Investment Intent. (Incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to this Registration Statement filed on January 28, 1987).
     14.  Prototype Retirement Plan - None.
     15. Plan of Distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 of the Registrant with respect to the Growth Portfolio effective March 28, 1988, amended effective as of January 1, 1993. (Incorporated by reference to
          Exhibit 15(a) to Post-Effective Amendment No. 8 to this Registration Statement filed on February 26,
          1993).
     16.  Schedule for Computation of Performance
          Quotations.    (Filed herewith).
     17.  Financial Data Schedule.  (Filed herewith).
     18.  Plan adopted pursuant to Rule 18f-3 - None.

	 Power of Attorney included as part of the signature page of this Post-Effective Amendment No. 12.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT.
  a. Persons Controlled by Registrant:  None
  b. Persons who may be deemed to be under Common Control with Registrant in the event Wilmington Trust Company ("WTC") and/or Wilmington Trust Corporation ("WT Corp.") may be deemed to be a controlling person(s) of the Registrant:


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
REGISTRANT (CONTINUED).

     MUTUAL FUNDS
	 ------------
     The Rodney Square Fund
     The Rodney Square Tax-Exempt Fund
     The Rodney Square Strategic Fixed-Income Fund

                                                                   % Held
     CORPORATE ENTITY                          STATE OF ORG.       BY WT CORP.
     ----------------                          -------------       -----------
     Wilmington Trust Company                  Delaware            100%
     Wilmington Trust FSB                      Federally Chartered 100%
     Wilmington Trust of Pennsylvania          Pennsylvania        100%


                                                                   % Held
     CORPORATE ENTITY                          STATE OF ORG.       BY WTC
     ----------------                          -------------       ------
     Brandywine Insurance Agency, Inc.         Delaware            100%
     Brandywine Finance Corp.                  Delaware            100%
     Brandywine Life Insurance Company, Inc.   Delaware            100%
     Compton Realty Corporation                Delaware            100%
     Delaware Corp. Management                 Delaware            100%
     Drew-I Ltd.                               Delaware            100%
     Drew-VIII Ltd.                            Delaware            100%
     Holiday Travel Agency, Inc.               Delaware            100%
     Rodney Square Distributors, Inc.          Delaware            100%
     Rodney Square Management Corporation      Delaware            100%
     Siobain-XII Ltd.                          Delaware            100%
     Spar Hill Realty Company                  Delaware            100%
     Wilmington Brokerage Services Company     Delaware            100%
     WTC Corporate Services, Inc.              Delaware            100%
     100 West Tenth St. Corporation            Delaware            100%
     WT Investments Inc.                       Delaware            100%

     PARTNERSHIPS

     Rodney Square Investors, L.P.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES  (AS OF DECEMBER 31,1996):
          (1)                                         (2)
     TITLE OF CLASS                       NUMBER OF RECORD SHAREHOLDERS
	 --------------                       -----------------------------
     Shares of beneficial interest
       $.01 par value                                 434


ITEM 27.  INDEMNIFICATION.
   Section 2 of Article X of the Registrant's Amended and Restated Declaration of Trust provides that the appropriate series of the Registrant will indemnify the Registrant's Trustees or officers ("covered persons") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by such persons in connection with any claim, action, suit or proceeding in which a covered person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; provided no covered persons shall be indemnified where there has been an adjudication, as described in Article X, Section 2(b), that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. Article X, Section 2(c) provides that the Registrant may maintain insurance policies covering such rights of indemnification.
   Additionally, Article XI, Section 1 of the Declaration of Trust the Trustees shall not be personally liable to any person extending credit to, contracting with or having any claim against the Registrant; except that nothing in the Declaration of Trust shall protect a Trustee against liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
   Section 2 of Article XI of the Declaration of Trust also provides that subject to the provisions of Article X and
Article XI, Section 1, the Trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.
   Paragraph 7 of the Fund Management Agreement between Rodney Square Management Corporation ("RSMC") and the Registrant provides that RSMC shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of performance of its duties under the contract, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. Paragraph 15 specifies that RSMC shall be limited in all cases to the Registrant and its assets for satisfaction of any claims it may have against the Registrant.
  Paragraph 12 of each Advisory Agreement among the Registrant, RSMC and each portfolio adviser provides that the adviser will not be liable for any action taken, omitted or suffered to be taken by the adviser in good faith and believed by it to be authorized or within the scope of the Agreement provided it shall not have acted with willful misfeasance, bad faith, gross negligence or in violation of the standard of care established under the Agreement. Paragraph 20 of each Advisory Agreement contains a paragraph similar to Paragraph 15 of the Fund Management Agreement.

ITEM 27.  INDEMNIFICATION (CONTINUED).
   Paragraph 11 of the Administration Agreement between the Registrant and RSMC provides that RSMC and their affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on the part of RSMC or their affiliates in the performance of their obligations and duties under the Agreement. In addition, Paragraph 17 of the Administration Agreement is similar to Paragraph 15 of the Fund Management Agreement described above.
   Paragraph 11 of the Distribution Agreement between the Registrant and Rodney Square Distributors, Inc. ("RSD") provides that the Registrant agrees to indemnify and hold harmless RSD and each of its directors and officers and each person, if any, who controls RSD within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the 1933 Act or any other statute or common law, alleging any wrongful act of the Registrant or any of its employees or representatives, or based upon the grounds that the registration statements, or other information filed or made public by the Registrant included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading. RSD, however, will not be indemnified to the extent that the statement or omission is based on information provided in writing by RSD. In no case is the indemnity of the Registrant in favor of RSD or any person indemnified to be deemed to protect RSD or any person against any liability to the Registrant or its security holders to which RSD or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Paragraph 16 of the Distribution Agreement is similar to Paragraph 15 of the Fund Management Agreement.
   Paragraph 18 of the Transfer Agency Agreement between the Registrant and RSMC provides that RSMC and their nominees shall be held harmless from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, liabilities arising under the 1933 Act, the Securities Exchange Act of 1934 and any state or foreign securities and blue sky laws, and amendments thereto, and expenses including without limitation reasonable attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which RSMC takes at the request of or on the direction of or in reliance on the advice of the Registrant or upon oral or written instructions in the absence of RSMC's or its nominees' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under such Agreement. Paragraph 27 of the Transfer Agency Agreement is similar to Paragraph 15 of the Fund Management Agreement.
  Paragraph 13 of the Accounting Services Agreement between the Registrant and RSMC is similar to Paragraph 18 of the Transfer Agency Agreement. Paragraph 20 of the Accounting Services Agreement is similar to Paragraph 15 of the Fund Management Agreement.

ITEM 27.  INDEMNIFICATION (CONTINUED).
   Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER. Rodney Square Management Corporation ("RSMC"), a Delaware
corporation, serves as investment manager, administrator, transfer agent and accounting agent to the Registrant. It currently manages large institutional accounts and collective investment funds for accounts managed by Wilmington Trust Company's ("WTC") trust department. RSMC is a wholly owned subsidiary of WTC, also a Delaware corporation, which in turn is wholly owned by Wilmington Trust Corporation. Information as to the officers and directors of RSMC is included in its Form ADV filed on March 11, 1987 and most recently supplemented on August 27, 1996, with the Securities and Exchange Commission File No. 801-22071 and is incorporated by reference herein.
   RSMC and the Registrant have entered into a series of Advisory Agreements with the registered investment advisers listed below who will act as portfolio advisers and will advise RSMC with regard to each of the Portfolios. Each portfolio adviser is described in its Form ADV, on file with the Securities and Exchange Commission. Such Forms ADV are hereby incorporated by reference. The corresponding identification number of each such Form ADV is listed below.

  GROWTH PORTFOLIO
  ----------------
                                             Form ADV
     PORTFOLIO ADVISER                       IDENTIFICATION NUMBER
	 -----------------                       ---------------------
     Frontier Capital Management Co., Inc.   File No. 801-15724
     William Blair & Company L.L.C.          File No. 801-00688


ITEM 29.  PRINCIPAL UNDERWRITERS.
  (a) The Rodney Square Fund
      The Rodney Square Strategic Fixed-Income Fund
      The Rodney Square Tax-Exempt Fund
      Heitman Real Estate Fund - Heitman/PRA Institutional Class
      The HomeState Group
      Kiewit Mutual Funds
      1838 Investment Advisors Funds
      The Olstein Funds
      Brazos Mutual Funds

  (b)
(1)                        (2)                           (3)
Name and Principal         Position and Offices with     Positions and Offices
BUSINESS ADDRESS           RODNEY SQUARE DISTRIBUTORS,   WITH REGISTRANT
                           INC.
------------------         ---------------------------   ---------------------

Jeffrey O. Stroble         President, Secretary,         None
1105 North Market Street   Treasurer & Director
Wilmington, DE  19890

Martin L. Klopping         Director                      President & Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE  19890

Cornelius G. Curran        Vice President                None
1105 North Market Street
Wilmington, DE  19890


  (c)    None.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.
   Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder and the records relating to the duties of the Registrant's transfer agent are maintained by Rodney Square Management Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001. Records relating to the duties of the Registrant's custodian are maintained by Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890-0001.

ITEM 31.  MANAGEMENT SERVICES.
  Inapplicable.

ITEM 32.  UNDERTAKINGS.
  Registrant hereby undertakes to furnish a copy of the Registrant's latest Annual Report to Shareholders to each person to whom a copy of the Registrant's Prospectus is delivered, upon request and without charge.

                        SIGNATURES
                        ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, and State of Delaware, on the 28th day of February, 1997.

                         THE RODNEY SQUARE MULTI-MANAGER FUND


                              By:  /s/ Carl M. Rizzo
                              -----------------------------
                              Carl M. Rizzo, Esq., Secretary

    Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                    DATE
---------                   -----                    ----

/s/ Martin L. Klopping      President (Principal
------------------------    Executive Officer)       February 28, 1997
Martin L. Klopping          and Trustee


/s/ Eric Brucker
-------------------------
Eric Brucker*               Trustee                  February 28, 1997


/s/ Fred L. Buckner
-------------------------
Fred L. Buckner*            Trustee                  February 28, 1997


/s/ Robert J. Christian
-------------------------
Robert J. Christian         Trustee                  February 28, 1997


/s/ John J. Quindlen
--------------------------
John J. Quindlen*           Trustee                  February 28, 1997


/s/ Robert C. Hancock       Vice President and
------------------------    Treasurer (Principal     February 28, 1997
Robert C. Hancock           Financial and
                            Accounting Officer)


*By:  /s/ Carl M. Rizzo
      -------------------
      Carl M. Rizzo**

** Attorney-in-fact pursuant to a power of attorney filed herewith.

                              POWER OF ATTORNEY

     Each of the undersigned in his capacity as a Trustee or officer, or both, as the case may be, of the Registrant, does hereby appoint Arthur J. Brown and Carl M. Rizzo, and each of them, or jointly, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all post-effective amendments to the Registration Statement and all instruments necessary or desirable in connection therewith, to attest the seal of the Registration thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents have power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.


SIGNATURE                      TITLE                       DATE

/s/ Martin L. Klopping         President (Principal)       August 19, 1996
----------------------         Executive Officer)
Martin L. Klopping             and Trustee



/s/ Eric Brucker               Trustee                     August 19, 1996
----------------------
Eric Brucker



/s/ Fred L. Buckner            Trustee                     August 19, 1996
----------------------
Fred L. Buckner



/s/ Robert J. Christian        Trustee                     August 19, 1996
----------------------
Robert J. Christian



/s/ John J. Quindlen           Trustee                     August 19, 1996
----------------------
John J. Quindlen



/s/ Robert C. Hancock          Vice President and          August 19, 1996
----------------------         Treasurer (Principal
Robert C. Hancock              Financial and
                               Accounting Officer)

                                                File No.  33-8120
                                                File No. 811-4808




              SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C. 20549


                           EXHIBITS

                              TO

                           FORM N-1A


               POST-EFFECTIVE AMENDMENT NO. 12

                   TO REGISTRATION STATEMENT

                             UNDER

                  THE SECURITIES ACT OF 1933


                              AND


                       AMENDMENT NO. 14

                   TO REGISTRATION STATEMENT

                             UNDER

              THE INVESTMENT COMPANY ACT OF 1940




             THE RODNEY SQUARE MULTI-MANAGER FUND

             THE RODNEY SQUARE MULTI-MANAGER FUND

                         EXHIBIT INDEX



     Exhibit 11 Consent of Ernst & Young L.L.P., independent auditors for Registrant

     Exhibit 16     Schedule for Computation of Performance
                    Quotations

     Exhibit 17     Financial Data Schedule